As filed with the Securities and Exchange Commission on January 25, 2018

Securities Act File No. 333-_____

Investment Company Act File No. 811-04875

==============================================================================

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. [ ]

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940[X]

Amendment No. 28 [X]

______________________

Royce Value Trust, Inc.

745 Fifth Avenue, New York, New York 10151

(800) 221-4268

(Registrant's Exact Name, Address and Telephone Number)

Christopher D. Clark, President

Royce Value Trust, Inc.

745 Fifth Avenue

New York, New York 10151

(Name and Address of Agent for Service)

Copies to:

Frank P. Bruno, Esq.	John E. Denneen, Esq.
Sidley Austin LLP	Royce Value Trust, Inc.
787 Seventh Avenue	745 Fifth Avenue
New York, New York 10019	New York, New York 10151

______________________

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

______________________

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[  ]

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock ($0.001 par value) per share	1,000,000	$16.82	$16,820,000	$2,095

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Transmitted prior to the filing hereof to the designated lockbox of the Securities and Exchange Commission at U.S. Bank in St. Louis, MO.

___________________

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PROSPECTUS DATED JANUARY 25, 2018

ROYCE VALUE TRUST, INC.
[__________] SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF
NON-TRANSFERABLE RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

Royce Value Trust, Inc. (the “Fund”) is issuing non-transferable rights (“Rights”) to its common stockholders of record (collectively, “Stockholders”) as of the close of business on March __, 2018 (the “Record Date”). The Rights entitle Stockholders to subscribe for new shares of the Fund’s common stock (the “Offer”) as described herein. Stockholders will receive one (1) Right for each whole Share held of record as of the Record Date, rounded up to the nearest number of Rights evenly divisible by ten (10). In the case of Shares held of record by a broker-dealer, bank or other financial intermediary (each, a “Nominee”), the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by ten) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on __________ __, 2018, a written representation of the number of Rights required for such rounding. The Rights will allow Stockholders to subscribe for one (1) share of the Fund’s common stock (each, a “Share”) for each ten (10) Rights held. The right of Stockholders to acquire one (1) Share for every ten (10) Rights is referred to in this Prospectus as the “Primary Subscription.” Stockholders who fully exercise their Rights also may purchase Shares not acquired by other Stockholders as part of the Primary Subscription as more fully described in this Prospectus. The Fund may, in its sole discretion and subject to certain anti-dilution limitations, increase the number of Shares subject to subscription by up to 20% (collectively, the “Over-Allotment Shares”) through the exercise of an over-allotment option as more fully described in this Prospectus.

The Rights are non-transferable, and may not be purchased or sold. The Rights will expire without residual value at the Expiration Date (as defined below). The Rights will not be listed for trading on the New York Stock Exchange (the “NYSE”), and there will not be any market for trading Rights. The Fund’s currently outstanding Shares are, and the Shares offered by this Prospectus will be, subject to notice of issuance, listed on the NYSE under the symbol “RVT.” The net asset value per Share at the close of business on March __, 2018 was $_____, and the last reported sales price of a Share on the NYSE on that date was $_____.

The subscription price per Share (the “Subscription Price”) will be the lower of (i) $0.25 below the last reported sale price per Share on the NYSE on April __, 2018, or, if the Expiration Date (as defined below) is extended, on the first business day after the Expiration Date (the “Pricing Date”) or (ii) the net asset value (“NAV”) per Share on that date. Rights may be exercised at any time until 5:00 p.m., Eastern Time, on April __, 2018, unless extended as described in this Prospectus (such date, as it may be extended, is referred to herein as the “Expiration Date”). Since the Offer closes prior to the Pricing Date, Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

Exercising your Rights and investing in Shares involves risks. See “Prospectus Summary — Principal Risk Factors and Special Considerations at a Glance” beginning on page __ and “Risks Factors and Special Considerations” beginning on page __.

Stockholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer, resulting in immediate ownership and voting dilution for such Stockholders.  In addition, because the expenses associated with the Offer will be borne by the Fund (and indirectly by all Stockholders, including those who do not exercise their Rights), such expenses will result in an immediate dilution of the NAV per Share for all existing Stockholders (i.e., will cause the NAV per Share of the Fund to decrease).  Furthermore, if the Subscription Price is less than the NAV per Share as of the Pricing Date, the completion of the Offer will result in additional dilution of the NAV per Share for all existing Stockholders, and may have the effect of reducing the market price of the

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Shares.  The Fund cannot state precisely the extent of the dilution of the NAV per Share because the Fund does not know what the Subscription Price or the NAV per Share will be on the Expiration Date, how many Shares will be subscribed for, the exact expenses of the Offer, or whether the Fund will exercise its over-allotment option.  Any such dilution will disproportionally affect Stockholders who choose not to exercise their Rights.  For further information on the effect of dilution, see “Prospectus Summary — Principal Risk Factors and Special Considerations at a Glance — Dilution - Net Asset Value and Non-Participation in the Offer” on page __ of this Prospectus.

The Fund is a diversified, closed-end management investment company. The Fund’s investment goal is long-term capital growth. The Fund normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies, generally those with stock market capitalizations ranging from $100 million to $3 billion, that Royce & Associates, LP (“Royce”), the Fund’s investment adviser, believes are trading below its estimate of their current worth. The Fund also may invest up to 25% of its assets in securities of issuers headquartered outside the United States. The Fund may invest a portion of its assets in companies with stock market capitalizations in excess of $3 billion. Royce uses a value investing style in managing the Fund’s assets.

The Fund is authorized to borrow money for investment purposes. As of December 31, 2017, the Fund had outstanding borrowings for investment purposes of $70,000,000 under a revolving credit facility with BNP Paribas Prime Brokerage International, Limited (“BNPPI”). Such borrowing is speculative in that it will increase the Fund’s exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the securities acquired with the borrowed funds. See “Prospectus Summary — Principal Risk Factors and Special Considerations at a Glance — Leverage Risk” beginning on page __ and “Risk Factors and Special Considerations — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.” beginning on page __.

__________

	Per Share	Total(1)
Estimated Subscription Price(2)	$	$
Estimated Sales Load(3)	None	None
Estimated Proceeds, Before Expenses, to the Fund(4)	$	$

_____

(1) Assumes that all Rights issued as part of the Primary Subscription are exercised at the estimated Subscription Price (but excludes the effect of the Fund’s exercise of its over-allotment option). The Fund may, through the exercise of its over-allotment option, increase the number of Shares subject to subscription by up to 20%, or up to an additional __________ Shares, for an aggregate total of __________ Shares. If the Fund exercises its over-allotment option and all Over-Allotment Shares are sold, the proceeds, before expenses, to the Fund will be $__________.

(2) The actual Subscription Price will be the lower of (i) $0.25 below the last reported sale price per Share on the NYSE on the Pricing Date (currently April __, 2018) or (ii) the Fund’s NAV per Share on that date. Because the Subscription Price will not be determined until after the printing and distribution of this Prospectus, the “Estimated Subscription Price” above ($_____ per Share) is an estimate based upon the Fund’s last reported sale price per Share on the NYSE on March __, 2018 (i.e., $_____ per Share) and the Fund’s NAV per Share on that date (i.e., $_____ per Share).

(3) The Rights are being offered by the Fund directly to Stockholders without the services of an underwriter.

(4) Offering expenses borne by the Fund are estimated to be approximately $__________ in the aggregate, or $_____ per Share (assuming that all Rights issued as part of the Primary Subscription are exercised at the estimated Subscription Price but excluding the effect of the Fund’s exercise of its over-allotment option). After deduction of such expenses, the per Share and total proceeds to the Fund are estimated at $_____ and $__________, respectively. If the Fund exercises its over-allotment option and all Over-Allotment Shares are sold, offering expenses are estimated to be approximately $__________ in the aggregate, or $_____ per Share, and after deduction of such expenses, the per Share and total proceeds to the Fund are estimated at $_____ and $__________, respectively.  Offering expenses will be borne by the Fund and indirectly by all of its Stockholders, including those who do not exercise their Rights. Accordingly, such expenses will immediately reduce the NAV per Share of the Fund.

The Board of Directors of the Fund (the “Board”) has authorized a managed distribution policy (“MDP”) for the Fund pursuant to an exemptive order obtained from the SEC (the “MDP Order”). Under the MDP, the Fund pays quarterly distributions on its common stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs per Share, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by Internal Revenue Service (“IRS”) regulations. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the MDP. The MDP may, under certain circumstances, have certain adverse consequences to the Fund and its Stockholders. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Board may amend or terminate the MDP at any time without prior notice to Stockholders. See “Prospectus Summary – The Fund at a Glance – Distributions” and “Dividends, Distributions and Reinvestment Plan.”

This Prospectus sets forth concisely the information about the Fund you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

A Statement of Additional Information dated March __, 2018 (the “SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in this Prospectus. A copy of the SAI and copies of the Fund’s semi-annual and annual stockholder reports may be obtained without charge by writing to the Fund at its address at 745 Fifth Avenue, New York, New York 10021, or by calling the Fund toll-free at (800) 221-4268. In addition, you may request other information about the Fund or make stockholder inquiries by calling the Fund toll-free at (800) 221-4268. Copies of the SAI and the Fund’s semi-annual and annual stockholder reports are also available free of charge on the Fund’s website (http://www.roycefunds.com). In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Shares issuable pursuant to the Offer will be ready for delivery on or about __________ __, 2018.

The date of this Prospectus is March __, 2018.

TABLE OF CONTENTS

Page

Prospectus Summary

The Offer at a Glance

Important Dates to Remember

The Fund at a Glance

Principal Risk Factors and Special Considerations at a Glance

Table of Fees and Expenses

Expense Example

Financial Highlights

Investment Performance

Statement of Assets and Liabilities

Use of Proceeds

The Offer

Investment Goal and Policies

Risk Factors and Special Considerations

Management

Investment Advisory and Other Services Provided by Royce

Description of Capital Stock

Dividends, Distributions and Reinvestment Plan

U.S. Federal Income Tax Consequences of the Offer

Custodian, Transfer Agent and Registrar, Plan Agent

Experts

Additional Information

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Subscription Agent has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Subscription Agent is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information in this Prospectus is accurate only as of the date of this Prospectus, and under no circumstances should the delivery of this Prospectus or the sale of any securities imply that the information in this Prospectus is accurate as of any later date or that the affairs of the Fund have not changed since the date hereof or thereof. Our business, financial condition, results of operations and prospects may have changed since then. We will update the information in these documents to reflect material changes only as required by law.

PROSPECTUS SUMMARY

You should consider the matters discussed in this summary before investing in the Fund through the Offer. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the SAI.

THE OFFER AT A GLANCE

The Offer and the Rights

The Fund is issuing non-transferable rights to its common stockholders of record as of the close of business on March __, 2018. The Rights entitle Stockholders to subscribe for new shares of the Fund’s common stock as described below in this section under the sub-headings “Primary Subscription” and “Over-Subscription Privilege.” The Rights are non-transferable, and may not be purchased or sold. The Rights will expire without residual value at 5:00 p.m., Eastern Time, on April __, 2018, unless extended by the Fund. The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Fund’s currently outstanding Shares are, and the Shares offered by this Prospectus will be, subject to notice of issuance, listed on the NYSE under the symbol “RVT.”

Primary Subscription

Stockholders will receive one Right for each whole Share held of record as of the Record Date, rounded up to the nearest number of Rights evenly divisible by ten. In the case of Shares held of record by a Nominee, the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by ten) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on __________ __, 2018, a written representation of the number of Rights required for such rounding. The Rights will allow Stockholders to subscribe for one (1) Share for each ten (10) Rights held. The right of Stockholders to acquire one (1) Share for every ten (10) Rights is referred to in this Prospectus as the “Primary Subscription” and the Shares issued through the Primary Subscription are referred to as “Primary Subscription Shares.” Stockholders may subscribe for __________ aggregate Primary Subscription Shares as part of the Primary Subscription.

Subscription Price

The Subscription Price for all Shares issued pursuant to the Offer will be the lower of (i) $0.25 below the last reported sale price per Share on the NYSE on the Pricing Date (currently April __, 2018) or (ii) the NAV per Share on that date. See “The Offer — Subscription Price.”

Subscription Period

The Rights may be exercised at any time from March __, 2018 through 5:00 p.m., Eastern Time, on April __, 2018, unless extended by the Fund. Since the Expiration Date is prior to the Pricing Date, Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

Over-Subscription Privilege

Some Stockholders may not fully subscribe for all of their Primary Subscription Shares. Stockholders who fully exercise their Rights in the Primary Subscription may subscribe for the Primary Subscription Shares not subscribed for by other Stockholders. If enough Primary Subscription Shares are available, all such requests will be honored in full.  If the over-subscription requests exceed the Primary Subscription Shares available, the Fund may, in its sole discretion and subject to certain anti-dilution limitations, increase the number of Shares subject to subscription by up to 20% of the Primary Subscription Shares through the exercise of its over-allotment option for an aggregate total of up to __________ Over-Allotment Shares.  Primary Subscription Shares not purchased in the Primary Subscription together with all Over-Allotment Shares, if any, are referred to herein as “Over-Subscription Shares.” The entitlement to buy Over-Subscription Shares is, from time to time, referred to as the “Over-Subscription Privilege”. Over-Subscription Privilege requests are subject to certain limitations. In particular, the Fund may only sell Over-Allotment Shares to Stockholders if and to the extent that all Shares issued through the Offer would dilute (reduce) its NAV per Share by less than 2.0%. See “The Offer — Over-Subscription Privilege.”

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Use of Proceeds

We estimate the net proceeds to the Fund from the Offer, assuming all Rights issued as part of the Primary Subscription are exercised, to be $__________ or, if pursuant to the over-allotment option, the Fund increases the number of Shares subject to subscription in an amount equal to 20% and all Over-Allotment Shares are sold, $__________. These figures also assume (i) a Subscription Price of $_____, and (ii) payment by the Fund of estimated offering expenses of $__________.

Royce expects that it will initially invest the net proceeds of the Offer in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering United States Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or retain all or portion of such assets in cash. It may be more difficult for the Fund to achieve its investment goal during any period in which it invests a substantial portion of such proceeds in this manner. Royce anticipates that the ultimate investment of such proceeds in accordance with the Fund’s investment goal and principal investment policies will be made as appropriate investment opportunities are identified and will be completed within six months of the Fund’s receipt of such proceeds. Changes in market and financial conditions could, however, result in the Fund’s anticipated investment period extending beyond six months.  A portion of the cash held by the Fund, including any net proceeds from the Offer, may be used to pay distributions in accordance with the MDP.

Tax Consequences

For U.S. Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. You also will not realize a taxable loss if your Rights expire without being exercised. We urge you to consult your own tax advisor with respect to the particular tax consequences of the Offer. See “U.S. Federal Income Tax Consequences of the Offer.”

Obtaining Subscription Information

If you have any questions or requests for assistance, please contact Georgeson LLC, the Information Agent (toll free), at (___) ___-____. You may also call the Fund (toll free) at (800) 221-4268, or contact the Nominee that holds your Shares of record for information with respect to the Offer. See “The Offer — Information Agent.”

IMPORTANT DATES TO REMEMBER

Event	Date
Record Date	March __, 2018
Subscription Period	March __, 2018 through April __, 2018*
Expiration Date	April __, 2018*
Pricing Date	April __, 2018*
Confirmation to Offer Participants	April __, 2018*
Final Payment for Shares	April __, 2018*

___

* Unless the Offer is extended.

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THE FUND AT A GLANCE

The Fund

The Fund is a diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on July 1, 1986.

Investment Goal and Principal Investment Policies

The Fund’s investment goal is long-term capital growth. The Fund normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies, generally those with stock market capitalizations ranging from $100 million to $3 billion, that Royce believes are trading below its estimate of their current worth. The Fund also may invest up to 25% of its assets in securities of issuers headquartered outside the United States. The Fund may invest a portion of its assets in companies with stock market capitalizations in excess of $3 billion.

Royce uses various value methods in managing the Fund’s assets. In selecting securities for the Fund, Royce evaluates the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. Royce may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. Royce then uses these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund’s investment goal will be realized. See “Investment Goal and Policies.”

Capital Stock

The Fund’s shares of common stock are listed and traded on the NYSE. As of __________ __, 2018, the Fund had __________ shares of common stock and no shares of preferred stock issued and outstanding. See “Description of Capital Stock.”

Borrowings

As of December 31, 2017, the Fund had outstanding borrowings for investment purposes of $70,000,000 under a revolving credit facility.

Distributions

The Board has authorized an MDP for the Fund pursuant to the MDP Order. Under the MDP, the Fund pays quarterly distributions on its common stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs per Share, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the MDP. The MDP may, under certain circumstances, have certain adverse consequences to the Fund and its Stockholders. . In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Board may amend or terminate the MDP at any time without prior notice to Stockholders.

The actual sources of the Fund’s quarterly distributions may be net investment income, net realized capital gains, return of capital, or a combination of the foregoing and may be subject to retroactive re-characterization at the end of the Fund’s fiscal year based on applicable tax regulations. To the extent that distributions exceed the current net earnings of the Fund, the balance of the amounts paid out will be generated from sales of portfolio securities held by the Fund and will be distributed either as short-term or long-term capital gains or a tax-free return-of-capital. Pursuant to the requirements of the 1940 Act, other applicable laws, and the MDP Order, a notice will accompany each quarterly distribution with respect to the estimated amounts and corresponding sources of the applicable distribution. The actual amounts and sources of such distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year along with the application of tax regulations and will be reported to Stockholders in January of each year on Form 1099-DIV.

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Quarterly distributions may be reinvested in additional full and fractional Shares through the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Computershare Trust Company, N.A. acts as plan agent for Stockholders in administering the Plan (in such capacity, the “Plan Agent”). Quarterly distributions are also payable in cash by specific Stockholder election.

See “Dividends, Distributions and Reinvestment Plan.”

Investment Adviser

Royce has served as the investment adviser to the Fund since its inception in November 1986. Royce also serves as investment adviser to other registered management investment companies, privately offered funds and institutional accounts. As of December 31, 2017, Royce managed approximately $_____ billion in assets, including $_____ billion in open-end and closed-end fund assets.

Royce provides investment advisory services to the Fund. For its services, the Fund pays Royce a monthly fee at a rate ranging from 0.5% to 1.5% per annum of the Fund’s average net assets for rolling 60-month periods based on the investment performance of the Fund relative to the investment record of the S&P 600 SmallCap Index (the “S&P 600 Index”) over such periods. Because the Fund’s investment advisory fee is a function of its net assets rather than its total assets, Royce does not and will not receive any fee in respect of Fund assets equaling the aggregate unpaid principal amount of any indebtedness of the Fund but will receive a fee in respect of Fund assets equaling the liquidation preference of the Fund’s outstanding preferred stock, if any. See “Investment Advisory and Other Services − Advisory Fee.”

PRINCIPAL RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

Dilution — Net Asset Value and Non-Participation in the Offer

If you do not exercise all of your Rights in connection with the Primary Subscription, you should expect to own a smaller proportional interest in the Fund upon completion of the Offer, resulting in immediate ownership and voting dilution.  You will experience further immediate ownership and voting dilution in the event the Fund issues Over-Allotment Shares and you do not submit a subscription request pursuant to the Over-Subscription Privilege. As noted above, the Fund may only sell Over-Allotment Shares to Stockholders if and to the extent that all Shares issued through the Offer would dilute (reduce) its NAV per Share by less than 2.0%.

You will experience a reduction in NAV per Share as a result of the expenses incurred by the Fund (and indirectly by all Stockholders) in connection with Offer. You will experience a further reduction in NAV per Share in the event the Subscription Price is below the NAV per Share on the Expiration Date, because: (i) the offered Shares are being sold at less than their current NAV; and (ii) the number of Shares outstanding after completion of the Offer will have increased proportionately more than the increase in the amount of the Fund’s net assets. For example, assume a Subscription Price of $_____ per Share based upon the Fund’s last reported sale price of $_____ per Share on the NYSE on March __, 2018 and an NAV per Share of $_____ on that date. Further assume that all __________ Primary Subscription Shares are sold at such estimated Subscription Price of $_____ per Share, that the Fund does not exercise its over-allotment option, and that estimated expenses related to the Offer of $__________ are paid by the Fund. In such an instance, the NAV per Share of $_____ as of March __, 2018 would be reduced by approximately $_____ or _____%. As another example, assume all of the same factors above except that the Fund exercises its over-allotment option and all __________ Over-Allotment Shares are sold. In that scenario, the NAV per Share of $_____ as of March __, 2018 would be reduced by approximately $_____ or _____%. Although the Fund cannot state precisely the amount of any dilution because it is not known as of the date of this Prospectus what the Subscription Price or NAV per Share will be on the Expiration Date, how many Shares will be subscribed for, what the exact expenses of the Offer will be, or whether and to what extent the Fund will exercise its over-allotment option, such NAV per Share dilutions will apply whether or not you exercise all of your Rights under the Primary Subscription or purchase any Over-Subscription Shares.

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Market Risk

As with any closed-end fund that invests in common stocks, the Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the NAV per Share will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

As noted above, the NAV per Share will be reduced immediately following the Offer to the extent: (i) offering expenses are paid by the Fund and (ii) the Subscription Price is below the NAV per Share on the Expiration Date.

Market Price of Shares

Shares of common stock of closed-end investment companies often trade in the market at prices lower than their NAV per Share. Market price risk is a risk separate and distinct from the risk that the Fund’s NAV per Share will decrease. The Shares have generally traded at a discount to the Fund’s NAV per Share since September 2008, with a discount as high as 20.80% during such period. During the year ended December 31, 2017, the Shares traded at an average discount to the Fund’s NAV per Share of 11.07%. As of December 31, 2017, the discount to the Fund’s NAV per Share was 7.60%. Common shares of closed-end investment companies may, however, trade at prices higher than their NAV during some periods. No assurance can be given that the Shares will trade at a price higher than or equal to NAV. See “Description of Capital Stock — Market Price and NAV Information.”

In addition to NAV, the market price of Shares may be affected by such factors as the Fund’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors.

Investing in Smaller Capitalization Companies

As noted above, Royce normally invests at least 65% of the Fund’s assets in the equity securities of micro-cap and small-cap companies, generally those with stock market capitalizations ranging from $100 million to $3 billion. Royce views the large and diverse universe of smaller companies in which the Fund primarily invests as having two investment segments or tiers — micro-cap and small-cap. Royce refers to the segment of companies with market capitalizations from $100 million to $1 billion as micro-cap. Royce defines the next tier, the small-cap universe, as those companies with market capitalizations between $1 billion and $3 billion. The Fund may also invest a portion of its assets in mid-cap and/or large-cap securities. Royce defines mid-cap as those companies with market caps between $3 billion and $15 billion. Large-cap is defined by Royce as those companies with market caps of more than $15 billion.

The prices of equity securities of companies with stock market capitalizations from $100 million to $3 billion are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Selection Risk

Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time.

5

Risks Related to Foreign Securities and Developing Countries

The Fund may invest up to 25% of its assets in foreign securities. Royce defines “foreign” as those securities of companies headquartered outside of the United States. Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. See “Risk Factors and Special Considerations — Foreign Securities Risks.” These risks may be heightened for developing markets securities. See “Risk Factors and Special Considerations — Developing Country Risks.”

Leverage Risk

The Fund may issue debt or preferred stock for investment purposes in accordance with the requirements set forth in the 1940 Act. As of December 31, 2017, the Fund did not have any preferred stock outstanding but did have outstanding borrowings for investment purposes of $70,000,000 under a revolving credit facility with BNPPI. The use of leverage in this way may magnify the impact on Stockholders of changes in NAV per Share and the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to such Stockholders.  In addition, the Fund may be required to sell investments in order to meet interest or dividend payments on any debt or preferred shares issued for investment purposes when it may be disadvantageous to do so. Because the Fund pays interest at a variable rate under the revolving credit facility, these risks will be heightened for the Fund in the event of any increase in the interest rate payable thereunder. See “Risk Factors and Special Considerations — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.” Such borrowings are done on a secured basis, which may result in certain additional risks to the Fund. See “Risk Factors and Special Considerations — Portfolio Lending Risks.

6

TABLE OF FEES AND EXPENSES

The following table contains information about the estimated costs and expenses that Stockholders will bear directly or indirectly, as a result of the completion of the Offer.  The table is based on investment advisory fees and interest payments on borrowings for investment purposes during the Fund’s fiscal year ended December 31, 2017 and estimated other expenses to be incurred during the fiscal year ending December 31, 2018, in each case as adjusted to give effect to the completion of the Offer (assuming that the Primary Subscription is fully subscribed and that the Fund exercises its over-allotment option and all Over-Allotment Shares are sold, resulting in the receipt of net proceeds of $__________).  If the Fund issues fewer Shares and the net proceeds to the Fund are reduced, all other things being equal, the total annual expenses shown would increase. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Stockholder Transaction Expenses (As a Percentage of Estimated Subscription Price)
Sales Load(1)	None
Offering Expenses(2)%
Distribution Reinvestment and Cash Purchase Plan Fees(3)	None

Annual Expenses (As a Percentage of Net Assets Attributable to Common Stock)
Investment Advisory Fees(4)%
Interest Payments on Borrowed Funds(5)%
Other Expenses(6)%
Total Annual Operating Expenses %

_____

(1) The Rights are being offered by the Fund directly to Stockholders without the services of an underwriter.

(2) Offering expenses borne by the Fund are estimated to be approximately $__________ in the aggregate, or $_____ per Share.

(3) There is no fee charged to participants for reinvesting distributions in additional shares of the Fund’s common stock. Although the Plan permits the assessment of a service fee of $2.50 and a per share fee of $0.15 in connection with a voluntary sale of Shares held under the Plan, Royce absorbed all per share fees during the fiscal year ended December 31, 2017 and currently expects to continue to absorb such per share fees during the fiscal year ending December 31, 2018. No assurance can be given that Royce will continue to absorb such per share fees after that date.

(4) The Fund pays Royce a monthly investment advisory fee at a rate ranging from 0.5% to 1.5% per annum of the Fund’s average net assets for rolling 60-month periods based on the investment performance of the Fund relative to the investment record of the S&P 600 Index over such periods. For more information about the computation of the Fund’s investment advisory fee, see “Investment Advisory and Other Services − Advisory Fee.”

(5) Based upon the Fund’s outstanding borrowings for investment purposes of $70,000,000 under a revolving credit facility as of December 31, 2017 and a weighted average borrowing cost of 2.2144% under such credit facility during the fiscal year ended December 31, 2017. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. The Fund may also use other forms of leverage, which may be subject to different expenses than those estimated above.

(6) “Other Expenses” are based upon estimated expenses for the fiscal year ending December 31, 2018.

7

EXPENSE EXAMPLE

The following example illustrates the hypothetical expenses (including estimated offering expenses related to the Offer of $__________ in Year 1) that you would pay on a $1,000 investment in the Shares, assuming (i) total annual operating expenses of _____% in each period shown below and (ii) a 5% annual return.

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$	$	$	$

The purpose of the above table is to help a Stockholder understand the fees and expenses that such Stockholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown. The assumption in the example of a 5% annual return is required by SEC regulation and is applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected performance of the Fund’s common stock. Actual annual rates of return may be more or less than those allowed for purposes of the example.

The example also assumes the reinvestment of all dividends and distributions at NAV. The Plan, however, contemplates payment of net investment income dividends and capital gain distributions in shares of the Fund’s common stock (unless a stockholder elects to receive payments in cash), based on the lower of the market price or NAV per Share on the valuation date, except that distributions may not be reinvested for less than 95% of the market price.

8

FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for an outstanding Share throughout each period presented.  This information is derived from the financial and accounting records of the Fund.  The financial highlights for each of the fiscal years ended December 31, 2015 through December 31, 2017 have been audited by _______________, an independent registered public accounting firm.  The prior financial highlights for each of the fiscal years ended December 31, 2008 through December 31, 2014 were audited by _________________, the Fund’s former independent registered public accounting firm. The information below should be read in conjunction with the Fund’s audited financial statements and the accompanying notes thereto for the fiscal year ended December 31, 2017, which, together with the report of the Fund’s independent registered public accounting firm, have been incorporated by reference in the SAI. The Fund’s most recent annual stockholder report is available without charge by calling the Fund toll-free at (800) 221-4268.

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

[Note: To be Provided by Amendment]

9

INVESTMENT PERFORMANCE

The table below presents average annual total returns of the Fund’s common stock on two separate bases. The NAV return is the compound average annual rate of return, using NAVs, on an amount invested in the Fund from the beginning to the end of the stated period and assumes reinvestment of net investment income dividends and capital gains distributions. Historically, Stockholders have been able to reinvest distributions at prices below NAV from time to time and without commission costs. The Market Price return presents the same information, but values the Fund at market price rather than NAV and, therefore, reflects the actual experience of a Stockholder, before commission costs, who bought and sold Shares at the beginning and ending dates.

The record of the Russell 2000 Index has been included so that the Fund’s results may be compared with an unmanaged index reflecting the performance of the 2,000 smallest companies in the Russell 3000 Index (which represent the 3,000 largest U.S. companies based on total market capitalization). As of December 31, 2017, the average market capitalization of companies included in the Russell 2000 Index was approximately $1.86 billion. As of that date, the Russell 2000 Index had a total market capitalization range of approximately $3.9 million to $9.4 billion. The record of the S&P 600 Index has been included so that the Fund’s results may be compared with an unmanaged index reflecting 600 domestic stocks chosen by Standard & Poor’s for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. The S&P 600 Index is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value. As of December 31, 2017, the mean market capitalization of companies included in the S&P 600 Index was approximately $1.4 billion. As of that date, the S&P 600 Index had a total market capitalization range of approximately $95.5 million to $9.4 billion. The figures for the S&P 600 Index and the Russell 2000 Index assume reinvestment of dividends. It is not possible to invest directly in any index.

	AVERAGE ANNUAL TOTAL RETURNS
	As of December 31, 2017								From November 26, 1986 (inception) to December 31, 2017
	1-YR (%)	3-YR (%)	5-YR (%)	10-YR (%)	15-YR (%)	20-YR (%)	25-YR (%)	30-YR (%)	With Rights Offering Participation (%)	Without Rights Offering Participation (%)
Market Price	30.49%	13.36%	14.80%	6.98%	10.19%	9.65%	10.47%	11.86%	10.34%	10.28%
NAV	19.38%	11.63%	13.47%	7.18%	10.79%	9.45%	10.73%	11.53%	11.01%	10.83%
Russell 2000 Index	14.65%	9.96%`	14.12%	8.71%	11.17%	7.89%	9.54%	10.46%	N/A	9.66%
S&P 600 Index	13.16%	11.93%	15.95%	10.41%	12.26%	9.72%	11.24%	11.58%	N/A	10.51%

The table above shows since inception Market Price and NAV returns both with and without assumed primary participation in past rights offerings. Participation in past rights offerings has had a positive impact on returns because it reflects the purchase of Shares in such offerings at a discount to the then-current market price and NAV per Share.

It should be noted that the NAV Return for the period from November 26, 1986 through December 31, 2017 is based on the Fund’s initial NAV of $9.28 per Share, rather than the initial public offering price of $10.00 per Share. Accordingly, that figure does not reflect underwriting commissions and discounts or expenses of the offering paid by Stockholders who purchased their Shares in the initial public offering.

The above results represent past performance and should not be considered an indication of future performance. Such information is provided only to give an historical perspective of the Fund. The investment return and NAVs and market prices per Share will fluctuate, so that shares of common stock may be worth more or less than their original cost when sold.

10

STATEMENT OF ASSETS AND LIABILITIES

The following table sets forth, as of December 31, 2017, (i) the audited statement of assets and liabilities of the Fund and (ii) the adjusted unaudited statement of assets and liabilities of the Fund which gives effect to the sale of __________ Shares (which assumes that the Primary Subscription is fully subscribed and that the Fund exercises its over-allotment option and all Over-Allotment Shares are sold) at an estimated Subscription Price of $_____ per Share pursuant to the Offer, less the estimated offering expenses of $__________, and the application of the estimated net proceeds from the Offer in accordance with the Fund’s investment goal and policies.  No assurance can be given that the Primary Subscription will be fully subscribed or that the Fund will exercise is over-allotment option with all Over-Allotment Shares being sold.

As of December 31, 2017
	Actual (Audited)	Adjusted (Unaudited)
Assets
Investments, at value	$	$
Cash and other assets	$	$
Total Assets	$	$

Liabilities
Revolving Credit Agreement	$	$
Other Liabilities	$	$
Total Liabilities	$	$

Net Assets	$	$
Net Assets Consist of:

Paid in capital, at $0.001 par value	$	$
Accumulated net investment income	$	$
Accumulated distributions in excess of net investment income	$	$
Accumulated net realized gain on investments and foreign currency transactions	$	$
Net unrealized appreciation on investments	$	$
Unallocated Distributions	$	$
Total Net Assets	$	$
Net Asset Value Per Share	$	$

USE OF PROCEEDS

We estimate the net proceeds to the Fund from the Offer, assuming all Rights issued as part of the Primary Subscription are exercised, to be $__________ or, if pursuant to the over-allotment option, the Fund increases the number of Shares subject to subscription by an amount equal to 20% and all Over-Allotment Shares are sold, $__________. These figures also assume (i) a Subscription Price of $_____, and (ii) payment by the Fund of estimated offering expenses of $__________.

Royce expects that it will initially invest the net proceeds of the Offer in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering United States Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act, or retain all or portion of such assets in cash. It may be more difficult for the Fund to achieve its investment goal during any period in which it invests a substantial portion of such proceeds in this manner. Royce anticipates that the ultimate investment of such proceeds in accordance with the Fund’s investment goal and principal investment policies will be made as appropriate investment opportunities are identified and will be completed within six months of the Fund’s receipt of such proceeds. See “Investment Goal and Policies.” Changes in market and financial conditions could, however, result in the Fund’s anticipated investment period extending beyond six months.  A portion of the cash held by the Fund, including any net proceeds from the Offer, may be used to pay distributions in accordance with the MDP.

11

THE OFFER

Terms of the Offer

The Fund is issuing to its common stockholders of record as of the close of business on March __, 2018 non-transferable rights to subscribe for an aggregate of __________ shares of common stock of the Fund. The Fund may increase the number of Shares subject to subscription by up to 20% of such amount through the exercise of its over-allotment option, or up to __________ Over-Allotment Shares, for an aggregate total of __________ Shares. However, the Fund may only sell Over-Allotment Shares to Stockholders if and to the extent that all Shares issued through the Offer would dilute (reduce) its NAV per Share by less than 2.0%.

Each Stockholder will receive one Right for each whole Share held of record as of the Record Date, rounded up to the nearest number of Rights evenly divisible by ten. In the case of Shares held of record by a Nominee, the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by ten) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on __________ __, 2018, a written representation of the number of Rights required for such rounding. The Rights will allow Stockholders to subscribe for one (1) Share for each ten (10) Rights held. The right of Stockholders to acquire one (1) Share for every ten (10) Rights is referred to in this Prospectus as the “Primary Subscription” and the Shares issued through the Primary Subscription are referred to as “Primary Subscription Shares.” As noted above, Stockholders may subscribe for __________ aggregate Primary Subscription Shares as part of the Primary Subscription. Fractional Shares will not be issued upon the exercise of Rights.

Rights may be exercised at any time during the Subscription Period, which commences on March __, 2018 and ends as of 5:00 p.m., Eastern Time, on April __, 2018, unless extended by the Fund (such date, as it may be extended, is referred to in this Prospectus as the “Expiration Date”).

Some Stockholders may not fully subscribe for all of their Primary Subscription Shares. Stockholders who fully exercise their Rights in the Primary Subscription may subscribe for the Primary Subscription Shares not subscribed for by other Stockholders. In addition, as noted above, the Fund may increase the number of Shares subject to subscription by up to 20% of the Primary Subscription Shares through the exercise of its over-allotment option. See below in this section under the sub-heading “Over-Subscription Privilege” for more information.

The Subscription Price will be the lower of (i) $0.25 below the last reported sale price per Share on the NYSE on the Pricing Date (currently April __, 2018) or (ii) the NAV per Share on that date. Since the Expiration Date is the business day prior to the Pricing Date, Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

The Rights are non-transferable, and may not be purchased or sold. The Rights are evidenced by Subscription Certificates, which will be mailed to Stockholders. The Rights will expire without residual value on the Expiration Date. The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Fund’s currently outstanding Shares are, and the Shares offered by this Prospectus will be, subject to notice of issuance, listed on the NYSE under the symbol “RVT.”

Purposes of the Offer

The Board has determined that it would be in the best interests of the Fund and the Stockholders to continue to increase the assets of the Fund available for current and future investment opportunities. In addition, the Offer seeks to reward the long-term stockholder by giving existing Stockholders Rights to purchase additional Shares at a price below market price. Increasing the size of the Fund also might result in lowering the Fund’s expenses as a percentage of average net assets. Royce expects to take up to six months from the Fund’s receipt of the proceeds of the Offer to fully invest them in accordance with the Fund’s investment goal and policies.

The Subscription Price will be determined the first business day subsequent to the Expiration Date in order to ensure that the Offer will attract the maximum participation of Stockholders with the minimum dilution to non-participating Stockholders.

12

The Board voted unanimously to approve the terms of the Offer. Two of the Fund’s Directors who voted to authorize the Offer are affiliated with Royce and, therefore, could benefit indirectly from the Offer. The other seven directors are not “interested persons” of the Fund within the meaning of the 1940 Act. Royce may also benefit from the Offer because its fee is partially based on the net assets of the Fund. See “Investment Advisory and Other Services − Advisory Fee.” It is not possible to state precisely the amount of additional compensation Royce might receive as a result of the completion of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value.

The Fund may, in the future, choose to make additional rights offerings from time to time to its common stockholders for a number of shares and on terms that may or may not be similar to this Offer. Any such future rights offerings will be made in accordance with the terms and conditions of the MDP Order and the-then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). See below in this section under the sub-heading “Other Rights Offerings.”

No assurance can be given that the Fund or the Stockholders will achieve any of the foregoing objectives or benefits through the completion of the Offer.

Over-Subscription Privilege

If some Stockholders do not exercise all of the Rights issued to them as part of the Primary Subscription, any Primary Subscription Shares for which subscriptions have not been received from Stockholders will be offered by means of the Over-Subscription Privilege to those Stockholders who have exercised all of the Rights initially issued to them and who wish to acquire additional Shares. Stockholders who exercise all of the Rights initially issued to them should indicate on the Subscription Certificate how many Shares they are willing to acquire through this Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. However, if sufficient Shares are not available to honor all over-subscription requests, the Fund may issue up to an additional 20% of the initial Shares (the “Over-Allotment Shares”), in order to satisfy such over-subscription requests. The Fund may only sell Over-Allotment Shares to Stockholders if and to the extent that all Shares issued through the Offer would dilute (reduce) its NAV per Share by less than 2.0%. To the extent that there are not sufficient Shares to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Stockholders who subscribe through the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them on the Record Date. The percentage of remaining Shares that each over-subscribing Stockholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscriptions is distributed, as nearly as may be practicable, on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for through the Primary Subscription or the Over-Subscription Privilege. The combination of the Over-Subscription Privilege and the Fund’s election to issue Over-Allotment Shares may result in additional dilution of interest and voting rights to Stockholders, and additional reduction in the Fund’s NAV per Share.

Charles M. Royce and certain other officers and employees of Royce may purchase shares of common stock in the Primary Subscription and the Over-Subscription Privilege. Any such purchases will be made on the same terms applicable to other Stockholders.

Subscription Price

The Subscription Price will be the lower of (i) $0.25 below the last reported sale price per Share on the NYSE on the Pricing Date (currently April __, 2018) or (ii) the NAV per Share on that date. For example, if the last reported sale price per Share on the NYSE on the Pricing Date is $16.30 and the NAV per Share on that date is $17.50, the Subscription Price will be $16.05. However, if the last reported sale price per Share on the NYSE on the Pricing Date is $17.60 and the NAV per Share on that date is $17.25, then the Subscription Price will be $17.25.

The Fund announced the Offer after the close of trading on the NYSE on January 25, 2018 through the issuance of a press release. The NAV per Share as of December 31, 2017 and at the close of business on January __, 2018 were $17.50 and $_____, respectively, and the last reported sales prices per Share on the NYSE on those dates were $16.17 and $_____, respectively.

13

Expiration of the Offer

The Expiration Date is 5:00 p.m., Eastern Time, on April __, 2018, unless extended by the Fund. The Rights will expire on the Expiration Date and may not be exercised after that date. Since the time of the close of the Offer on the Expiration Date is prior to the Pricing Date, Stockholders who choose to exercise their Rights will not know the Subscription Price when they decide whether to acquire Shares through the Primary Subscription or the Over-Subscription Privilege.

Subscription Agent

The subscription agent for the Offer is Computershare Trust Company, N.A. (in such capacity, the “Subscription Agent”). Computershare Trust Company, N.A. will receive fees and reimbursements for all out-of-pocket expenses related to its services as Subscription Agent in connection with the Offer of approximately $_____. The Subscription Agent is also the Fund’s transfer agent, dividend-paying agent, and registrar for the Fund’s shares of common stock and the plan agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number listed below:

GEORGESON LLC
TOLL FREE: ( ) ___-____

Stockholders may also call the Fund (toll free) at (800) 221-4268 or contact their Nominees, who hold Shares for the account of others, for information with respect to the Offer.

Georgeson LLC will receive fees and reimbursements for all out-of-pocket expenses related to its services as Information Agent in connection with the Offer of approximately $_____.

Method for Exercising Rights

Stockholders who are record owners may exercise their Rights by filling in and signing the accompanying Subscription Certificate and mailing it in the envelope provided to the Subscription Agent, together with any required payment for the Shares as described below under “Payment for Shares.” Stockholders whose shares of the Fund’s common stock are held by a Nominee such as a broker, bank or trust company, must contact that Nominee to exercise their Rights. In that case, the Nominee will complete the Subscription Certificate on behalf of the applicable Stockholder and arrange for proper payment as set forth below under “Payment for Shares.” Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain the intentions of such beneficial owners and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the Nominee should complete the Subscription Certificate and submit it to the Subscription Agent, together with the proper payment described below under “Payment for Shares.” Fractional Shares will not be issued.

Completed Subscription Certificates and the required payment for Shares may be sent to the Subscription Agent by the following methods at the addresses set forth below and must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date (currently April __, 2018).

By First Class Mail:

Computershare Trust Company, N.A.
Attn: Corporate Actions
PO Box 505004
Louisville, KY 40233-5004

By Express Mail or Overnight Courier:

Computershare Trust Company, N.A.
Attn: Corporate Actions
462 South Fourth Street
Suite 1600
Louisville, KY 40202

DELIVERY TO AN ADDRESS OTHER THAN THE ABOVE
DOES NOT CONSTITUTE GOOD DELIVERY.

14

Payment for Shares

Stockholders who are record owners can send payment for the Shares acquired in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege, together with the Subscription Certificate, to the Subscription Agent based on an assumed purchase price of $_____ per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date (currently April __, 2018) as set forth above.

Payment by check must accompany any Subscription Certificate for the Subscription Certificate to be accepted.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE, EXCEPT AS PROVIDED BELOW UNDER “NOTICE OF NET ASSET VALUE DECLINE / POSSIBLE SUSPENSION OF THE OFFER.”

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of Stockholders, but if sent by mail it is recommended that such Subscription Certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date. Please note that checks may take at least five business days to clear and may, at the discretion of the Fund, not be accepted if not cleared prior to the Expiration Date (currently April __, 2018).

Issuance and delivery of Shares purchased pursuant to the Offer are subject to collection of funds and actual payment by the subscribing Stockholder.

A confirmation will be sent by the Subscription Agent to each Stockholder (or, if the relevant Shares on the Record Date are held by a Nominee, to such Nominee) by April __, 2018, showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired through the Over-Subscription Privilege; and (iii) any additional amount payable by the Stockholder to the Fund or any excess to be refunded by the Fund to the Stockholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a Stockholder must be received by the Subscription Agent within ten (10) business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Stockholder will be mailed by the Subscription Agent to such Stockholder as promptly as possible within ten (10) business days after the Confirmation Date. All payments by a Stockholder must be made in United States dollars by check drawn on a bank located in the United States of America and payable to “Royce Value Trust, Inc.” Money orders and certified or bank cashier’s checks will not be accepted.

If a Stockholder who acquires Shares through the Primary Subscription or the Over-Subscription Privilege does not make payment of all amounts due by the tenth (10th) business day after the Confirmation Date, the Fund reserves the right to (i) find other purchasers for such subscribed and unpaid Shares; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such Stockholder through the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

15

Notice of Net Asset Value Decline / Possible Suspension of the Offer

The Fund has, as required by the SEC’s registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to March __, 2018, the effective date of the Fund’s Registration Statement, the Fund’s NAV per share declines more than 10% from its NAV per share as of March __, 2018. Accordingly, the Fund will notify Stockholders of any such decline and thereby permit them to cancel any exercise of Rights contemplated hereunder.

Delivery of Shares

Participants in the Fund’s Distribution Reinvestment and Cash Purchase Plan will have any Shares acquired through the Primary Subscription and the Over-Subscription Privilege credited to their Plan accounts. Stock certificates will not be issued for Shares credited to Plan accounts. Stockholders whose Shares are held of record by a Nominee on their behalf will have any Shares acquired through the Primary Subscription and the Over-Subscription Privilege credited to the account of such Nominee.

16

Dilution

If you do not exercise all of your Rights in connection with the Primary Subscription, you should expect to own a smaller proportional interest in the Fund upon completion of the Offer, resulting in immediate ownership and voting dilution.  You will experience further immediate ownership and voting dilution in the event the Fund issues Over-Allotment Shares and you do not submit a subscription request pursuant to the Over-Subscription Privilege. As noted above, the Fund may only sell Over-Allotment Shares to Stockholders if and to the extent that all Shares issued through the Offer would dilute (reduce) its NAV per Share by less than 2.0%.

You will experience a reduction in NAV per Share as a result of the expenses incurred by the Fund (and indirectly by all Stockholders) in connection with Offer. You will experience a further reduction in NAV per Share in the event the Subscription Price is below the NAV per Share on the Expiration Date, because: (i) the offered Shares are being sold at less than their current NAV; and (ii) the number of Shares outstanding after completion of the Offer will have increased proportionately more than the increase in the amount of the Fund’s net assets. For example, assume a Subscription Price of $_____ per Share based upon the Fund’s last reported sale price of $_____ per Share on the NYSE on March __, 2018 and an NAV per Share of $_____ on that date. Further assume that all __________ Primary Subscription Shares are sold at such estimated Subscription Price of $_____ per Share, that the Fund does not exercise its over-allotment option, and that estimated expenses related to the Offer of $__________ are paid by the Fund. In such an instance, the NAV per Share of $_____ as of March __, 2018 would be reduced by approximately $_____ or _____%. As another example, assume all of the same factors above except that the Fund exercises its over-allotment option and all __________ Over-Allotment Shares are sold. In that scenario, the NAV per Share of $_____ as of March __, 2018 would be reduced by approximately $_____ or _____%. Although the Fund cannot state precisely the amount of any dilution because it is not known as of the date of this Prospectus what the Subscription Price or NAV per Share will be on the Expiration Date, how many Shares will be subscribed for, what the exact expenses of the Offer will be, or whether and to what extent the Fund will exercise its over-allotment option, such NAV per Share dilutions will apply whether or not you exercise all of your Rights under the Primary Subscription or purchase any Over-Subscription Shares.

Other Rights Offerings

The Fund had below-NAV rights offerings during each of the seven years ended December 31, 1995 and during 2003, and may have similar rights offerings in the future. Any such future rights offerings will be made in accordance with the terms and conditions of the MDP Order and the-then applicable requirements of the 1940 Act and the 1933 Act and offered by means of separate prospectuses. In particular, the MDP Order provides, among other things, that rights offerings to the Fund’s holders of common stock are permitted at below NAV, and other offerings are permitted if the Fund’s annualized distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV as of such date, is no more than one percentage point greater than the Fund’s average annual total return for the five-year period ending on such date.

INVESTMENT GOAL AND POLICIES

Investment Goal

The Fund’s investment goal is long-term capital growth. The Fund’s investment goal is a fundamental policy of the Fund and may not be changed without Stockholder approval as described in more detail below in this section under the sub-heading “Changes in Investment Goal and Methods/Policies.”

There are various risks inherent in any investment. No assurance can be given that the Fund will achieve its investment goal. See “Risk Factors and Special Considerations.”

Principal Investment Methods/Policies

The Fund normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies, generally those with stock market capitalizations ranging from $100 million to $3 billion, that Royce believes are trading below its estimate of their current worth. The Fund also may invest up to 25% of its assets in securities of issuers headquartered outside the United States. The Fund may invest a portion of its assets in companies with stock market capitalizations in excess of $3 billion.

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Royce uses various value methods in managing the Fund’s assets. In selecting securities for the Fund, Royce evaluates the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. Royce may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. Royce then uses these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce generally will invest in securities of companies that are trading below its estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

Royce’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, Royce generally attempts to lessen financial risk by buying companies with strong balance sheets and low leverage.

Although Royce’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad-smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Other Investment Methods/Policies

Non-Convertible Debt. The Fund may invest up to 35% of its assets in direct obligations of the government of the United States or its agencies and/or in non-convertible debt securities of various issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. Such below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody’s Investor Service, Inc. (“Moody’s”) or D in the case of S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s”)) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

Warrants, Rights or Options. The Fund may invest up to 5% of its assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.

Portfolio Lending Transactions.  The Fund’s non-fundamental investment restrictions permit it to lend up to 25% of its assets to brokers, dealers and other financial institutions. As noted above, the Fund’s borrowings under the revolving credit facility with BNPPI are done on a secured basis, which means the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. The revolving credit facility also permits, subject to certain conditions, BNPPI to re-hypothecate or loan portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. Such re-hypothecation allows the Fund to retain ownership of the re-hypothecated securities and to continue to receive payments in lieu of dividends and interest on such re-hypothecated securities. The Fund also has the right under the revolving credit facility to recall the re-hypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, BNPPI will compensate the Fund for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned.

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Temporary Investments. Under normal circumstances, the assets of the Fund are primarily invested in the equity securities of micro-cap and small-cap companies. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering United States Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act, or retain all or part of its assets in cash. Accordingly, the composition of the Fund’s portfolio may vary from time to time. If the Fund should implement a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect.

Changes in Investment Goal and Methods/Policies

The Fund’s investment goal of long-term capital growth is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock (if any), voting together as a single class, and a majority of the outstanding preferred stock (if any), voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under “Investment Restrictions” in the SAI, the Fund does not consider its other policies, such as investing at least 65% of its assets in the equity securities of micro-cap and small-cap companies to be fundamental, and such policies may be changed by the Board without stockholder approval or, except as required by law, prior notice to stockholders. Although the Fund may seek current income by investing in dividend-paying equity securities of small- and micro-cap companies, this is not the Fund’s primary investment goal.

The Fund’s investment policies are subject to certain restrictions. See “Investment Restrictions” in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The Offer and an investment in the Fund are subject to the following principal risks.

Market Risk

As with any closed-end fund that invests in common stocks, the Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the NAV per Share will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time. The Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any governmental agency.

As noted above under “Prospectus Summary − Principal Risk Factors and Special Considerations at a Glance − Dilution - Net Asset Value and Non-Participation in the Offer,” the NAV per Share will be reduced immediately following the Offer to the extent: (i) offering expenses are paid by the Fund and (ii) the Subscription Price is below the NAV per Share on the Expiration Date.

Market Price of Shares

Shares of common stock of closed-end investment companies often trade in the market at prices lower than their NAV per Share. Market price risk is a risk separate and distinct from the risk that the Fund’s NAV per Share will decrease. The Shares have recently traded at a discount to NAV, with a discount as high as 18.43% during the past five years. During the year ended December 31, 2017, the Shares traded at an average discount to NAV of 11.07%. As of December 31, 2017, the discount to NAV was 7.60%. Common shares of closed-end investment companies may, however, trade at prices higher than their NAV during some periods. No assurance can be given that the Shares will trade at a price higher than or equal to NAV.

In addition to NAV, the market price of Shares may be affected by such factors as the Fund’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors.

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Investing in Smaller Capitalization Companies

As noted above, Royce normally invests at least 65% of the Fund’s assets in the equity securities of micro-cap and small-cap companies, generally with stock market capitalizations ranging from $100 million to $3 billion. Royce views the large and diverse universe of smaller companies in which the Fund primarily invests as having two investment segments or tiers — micro-cap and small-cap. Royce refers to the segment of companies with market capitalizations from $100 million to $1 billion as micro-cap. Royce defines the next tier, the small-cap universe, as those companies with market capitalizations between $1 billion and $3 billion. The Fund may also invest a portion of its assets in mid-cap and/or large-cap securities. Royce defines mid-cap as those companies with market caps between $3 billion and $15 billion. Large-cap is defined by Royce as those companies with market caps of more than $15 billion.

Small-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. The securities of such companies may also be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. In addition, the purchase or sale of more than a limited number of shares of the securities of a small-cap company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of small-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

Within small-cap Royce further defines companies with market caps up to $1 billion as micro-cap, a segment that consisted of more than 3,200 companies at the end of 2016. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap securities with market caps of more than $1 billion and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading below Royce’s estimate of the company’s current worth, also involve increased risk.

As of December 31, 2016, there were more than 800 additional small-cap companies with market caps between $1 billion and $3 billion. In this segment, there is a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. In general, mid-caps share many of the same characteristics as those companies with market caps between $1 billion and $3 billion. As a result, Royce may employ a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

Selection Risk

Royce invests in securities of companies that are trading below its estimate of the company’s “current worth” in an attempt to reduce the risk of overpaying for such companies. Royce’s value approach strives to reduce some of the other risks of investing in small- and micro-cap companies (for the Fund’s portfolio taken as a whole) by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies that combine strong balance sheets with low leverage. While no assurance can be given that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in the securities of small- and micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although Royce’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

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Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time.

Foreign Securities Risks

Royce defines “foreign” as those securities of companies headquartered outside of the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. The Fund may invest in the securities of companies whose economic fortunes are linked to non-U.S. countries but that do not meet the Fund’s definition of a foreign security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to non-U.S. country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies because the Fund does not intend to hedge its foreign currency exposure; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions, and other adverse political, social, or diplomatic developments that could affect investment; sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to stockholder concerns (such as dividends and return on investment).

Developing Country Risks

The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Developing (or emerging markets) countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Funds’ Statement of Additional Information). Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political, and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies because the Fund does not intend to hedge its foreign currency exposure. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies headquartered in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

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Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities

General. The 1940 Act and the Fund’s fundamental investment policies (see “Investment Restrictions” in the SAI) permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities representing indebtedness or consisting of preferred stock if various requirements are met. Such requirements include asset coverage tests, measured immediately after the incurrence of debt or the issuance or sale of securities, of 300% for indebtedness and 200% for preferred stock and, except for indebtedness to banks and certain other lenders, restrictive provisions concerning common stock dividend payments, other common stock distributions, stock repurchases and maintenance of asset coverage and giving certain senior security holders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. Although the incurrence of such leverage would allow the Fund to raise additional cash for investments, it is a speculative investment technique that may subject the Fund to increased risk and volatility.

Borrowings. As noted above, the Fund has entered into a revolving credit facility with BNPPI. The Fund pays interest on the amount drawn under such credit facility at a variable rate that is equal to a reference rate plus the applicable spread as well as a commitment fee on the unused portion of the facility. The revolving credit facility has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the facility may convert to a 60-day rolling term that resets daily.

As of December 31, 2017, the Fund had 84,587,724 shares of common stock issued and outstanding, with aggregate net assets of $1,480,449,029, along with outstanding borrowings for investment purposes of $70,000,000 under the revolving credit facility with BNPPI. During the fiscal year ended December 31, 2017, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 2.2144% under such revolving credit facility. Based on such information, the Fund’s total portfolio of $1,550,449,029 (i.e., net assets of $1,480,449,029 plus borrowings of $70,000,000) at December 31, 2017 must experience an annual return of 0.10% to cover such borrowing expenses. The table below illustrates the potential effects of such leverage on the annual return experienced by the Fund’s common stockholders assuming the indicated returns on the Fund’s total portfolio of $1,550,449,029 at December 31, 2017 and the Fund’s 2017 weighted average borrowing cost of 2.2144%. In general, such table shows that leverage further increases the return to the Fund’s common stockholders when its total portfolio return is positive and further decreases such return when its total portfolio return is negative.

Assumed Return on Fund’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0%	5.00%	10.00%
Corresponding Return to Stockholders	(10.58)%	(5.34)%	(0.10)%	5.13%	10.37%

All figures appearing in the table immediately above are hypothetical and not actual returns and are provided solely to assist investors in understanding the effects of leverage.  Actual returns may be more or less than those appearing in the table.

Leverage in the form of borrowing for investment purposes creates an opportunity for increased return but, at the same time, involves special risk considerations.  The following factors could increase the investment risk and the volatility of the NAV and market price per Share: (i) leveraging exaggerates any increase or decrease in the value of the Fund’s portfolio; (ii) the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money; (iii) a decline in NAV per Share results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed); (iv) a decline in NAV per Share could affect the ability of the Fund to make common stock dividend payments; (v) a failure to pay net investment income dividends or make capital gains distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), or in its having to pay certain entity level taxes even if it maintains its status as a regulated investment company (see “Taxation” in the SAI); and (vi) if the asset coverage for debt securities declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. Because the Fund pays interest at a variable rate under the revolving credit facility, these risks will be heightened for the Fund in the event of any increase in the interest rate payable thereunder. No assurance can be given that a borrowing strategy will be successful during any period in which it is employed.

The Fund’s borrowings under the revolving credit facility with BNPPI are done on a secured basis, which results in certain additional risks to the Fund. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the revolving credit facility, the Fund may be required to repay immediately, in whole or in part, the loan balance

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outstanding under the revolving credit facility which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the revolving credit facility upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The rights of BNPPI to receive payments of interest and repayments of principal under the revolving credit facility generally will be senior to the rights of the Fund’s common stockholders.

Immediately following the completion of the Offer (which assumes that the Primary Subscription is fully subscribed, that the Fund exercises its over-allotment option and all Over-Allotment Shares are sold, and that the Fund pays estimated expenses of $__________ related to the Offer) at an estimated Subscription Price of $_____, the aggregate amount of borrowings under such revolving credit facility is expected to remain the same while the 1940 Act asset coverage for such borrowings is expected to increase to _____%. The Fund, however, reserves the right to adjust the aggregate amount of, and asset coverage for, such borrowings at any time in whatever way it deems necessary or appropriate, subject in all cases to compliance with the 1940 Act and the rules thereunder.

Preferred Stock. As of December 31, 2017, the Fund had no outstanding preferred stock. The future issuance of preferred stock may result in higher volatility of the NAV per Share and potentially more volatility in the market price of the Shares. Holders of common stock will realize a higher current rate of return than if the Fund were not leveraged only so long as the Fund, after accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rates paid on any preferred stock. Similarly, since a pro rata portion of the Fund’s net realized capital gains are generally payable to holders of common stock, the use of leverage will increase the amount of such gains distributed to holders of common stock. To the extent that the dividend rates on preferred stock approach the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be decreased. (If the dividend rates on preferred stock were to exceed the net return on the Fund’s portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged.) Similarly, since both the cost of issuing preferred stock and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from preferred stock offerings) is borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in NAV per Share to holders of common stock than if the Fund were not leveraged. Such decrease in NAV per Share likely would be reflected in a greater decline in the market price for shares of the Fund’s common stock. If a Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of the Fund’s common stock. Redemption of preferred stock or insufficient investment income to make dividend payments may reduce the NAV per Share of the common stock by requiring the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

In an extreme case, a decline in NAV could affect the Fund’s ability to pay dividends on its common stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Code. See “Taxation” in the SAI. However, the Fund intends to take all measures necessary to make such common stock dividend payments. If the Fund’s current investment income is ever insufficient to meet dividend payments on either its common stock or preferred stock, the Fund may have to liquidate certain of its investments.

The class and other voting rights of issued preferred stock could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of its common stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred stock, (ii) converting the Fund to an open-end investment company or changing its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

The future issuance of any preferred stock convertible into common stock might also reduce the net income and NAV per Share of the Fund’s common stock upon conversion. Such income dilution would occur if the Fund could not, from the investments made with the proceeds of the preferred stock, earn an amount per share of common stock issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such NAV dilution would occur if preferred stock were converted at a time when the NAV per Share of the Fund’s common stock was greater than the conversion price.

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Financial Impact of Borrowings and Senior Securities on Common Stockholders. The costs related to the issuance and sale of senior securities such as preferred stock, including underwriting discounts, rating agency fees and offering expenses, are paid by the Fund and, therefore, borne by holders of its common stock. Also, the interest and dividend requirements of such senior securities will reduce the amount of, and may entirely eliminate, any net investment income dividends otherwise payable by the Fund to holders of its common stock.

In the event the Fund had outstanding preferred stock in the future, the fees paid to Royce for investment advisory services would be higher than if the Fund did not have preferred stock outstanding because the Fund’s investment advisory fees are calculated on the basis of its net assets, which amount would include assets obtained from the sale of any outstanding preferred stock. Because the Fund’s investment advisory fee is a function of its net assets rather than its total assets, Royce does not and will not receive any investment advisory fee in respect of Fund assets equaling the aggregate unpaid principal amount of any indebtedness of the Fund. See “Investment Advisory and Other Services − Advisory Fee.”

The Offer and an investment in the Fund are subject to the following additional non-principal risks.

Non-Convertible Debt

The Fund may invest up to 35% of its assets in direct obligations of the government of the United States or its agencies and/or in non-convertible debt securities of various issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities. There are no limits on the maturity or duration of the debt securities in which the Fund may invest.

Two of the main risks of investing in debt securities are credit risk and interest rate risk. Below investment-grade debt securities may be in the lowest-grade categories of recognized ratings agencies (C in the case of Moody’s or D in the case of Standard & Poor’s) or may be unrated. High-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal. As of the date of this Prospectus, interest rates are near historical lows which makes it more likely that they will increase in the future which could, in turn, result in a decline in the market value of any debt securities held by the Fund.

Warrants, Rights or Options

The Fund may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

Portfolio Lending Risk

Portfolio lending involves the risk that BNPPI or a party to which BNPPI re-hypothecates or loans Fund assets held as collateral under the revolving credit facility may fail to return those securities in a timely manner or at all. The Fund will be subject to the risk of loss to the extent BNPPI is unable to pay, or the Fund is unable to offset, any fees, expenses, or losses otherwise due to the Fund under the revolving credit facility in connection with securities that are not returned to the Fund. These events could trigger adverse tax consequences for the Fund.

Corporate Governance Structure

The Fund has nine (9) Directors who are elected by the holders of its common stock. The Fund’s Directors are divided into three classes, with each class having a staggered term of three years. Accordingly, it likely would at least take two years to change a majority of the Board. In addition, the Fund’s By-laws permit Stockholders to call a special meeting of Stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions, which may be regarded as “anti-takeover” provisions, may have the effect of (i) maintaining the continuity of management and thus may make it more difficult for stockholders to change a majority of Directors and (ii) depriving common stockholders of an opportunity to sell their shares at a premium to the prevailing market price. See “Description of Capital Stock — Certain Corporate Governance Provisions.”

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MANAGEMENT

Directors and Officers

The Board is responsible for the overall supervision of the operations of the Fund, including supervision of the duties performed by Royce. The Fund’s Directors have the various duties imposed on directors of registered investment companies by the 1940 Act and Maryland law. The Board is comprised of nine Directors, two of whom are “interested persons” (as defined in the 1940 Act) of the Fund. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Royce & Associates, LP is the investment adviser to the Fund and is responsible for the management of its assets. Royce has been investing in smaller-company securities with a value approach for more than 40 years. Its offices are located at 745 Fifth Avenue, New York, NY 10151. Royce has served as the investment adviser to the Fund since its inception in November 1986. Royce also serves as investment adviser to other registered management investment companies, privately offered funds and institutional accounts. As of December 31, 2017, Royce managed approximately $_____ billion in assets.

On October 1, 2001, Royce & Associates, Inc., the Fund’s investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds’ investment adviser and a direct wholly-owned subsidiary of Legg Mason. Effective March 1, 2016, Royce & Associates, LLC transitioned to Royce & Associates, LP, a subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management and related financial services through its subsidiaries. As of December 31, 2017, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $___ billion.

Under the Fund’s articles of incorporation, as amended and supplemented (the “Charter”), and Maryland law, the Fund’s business and affairs are managed under the direction of the Board. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Board, which periodically reviews the Fund’s investment performance.

Royce (i) determines the composition of the Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board; (ii) provides the Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement (as defined below).

The Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, stockholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors’ fees; and brokerage commissions. Please see the SAI under “Administration Agreement” for more information.

Charles M. Royce is the Fund’s portfolio manager and is assisted by Portfolio Manager Chris E. Flynn and Portfolio Manager Lauren Romeo. Mr. Royce has been the Fund’s portfolio manager since the Fund’s inception. Mr. Royce previously served as Chief Executive Officer (1972 – June 2016) and President (1972 – July 2014) of Royce. Mr. Flynn has been an assistant portfolio manager of the Fund since 2007 and has been employed by Royce since 1993. Ms. Romeo has been an assistant portfolio manager of the Fund since 2007 and has been employed by Royce since 2004.

The SAI provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund.

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INVESTMENT ADVISORY AND OTHER SERVICES PROVIDED BY ROYCE

Investment Advisory Fee. As compensation for its services under the Amended and Restated Investment Advisory Agreement between the Fund and Royce dated July 1, 2016 (the “Investment Advisory Agreement”), Royce receives a fee comprised of a Basic Fee and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 Index.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to common stockholders, plus the liquidation value of its preferred stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of 0.05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 Index for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of 0.5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 Index by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of 0.5% and is payable if the percentage change in the investment record of the S&P 600 Index exceeds the investment performance of the Fund by 12 or more percentage points for the performance period. As a result, the actual investment advisory fee rate may at times be greater than the fee rate paid by many other funds.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

Because the Fund’s investment advisory fee is a function of its net assets rather than its total assets, Royce does not and will not receive any fee in respect of Fund assets equaling the aggregate unpaid principal amount of any indebtedness of the Fund but will receive a fee in respect of Fund assets equaling the liquidation preference of the Fund’s outstanding preferred stock, if any.

A discussion regarding the basis of the Board’s approval of the renewal of the Investment Advisory Agreement is available in the Fund’s semi-annual stockholder report for the six months ended June 30, 2017.

For more information regarding the Fund’s investment advisory fee, see “Investment Advisory and Other Services — Advisory Fee” in the SAI.

The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.

Difference between Performance of Fund and % Change in S&P 600 Record	Adjustment to 1% Basic Fee	Fees as Adjusted
+12 or more	+0.50%	1.50%
+11	+0.45%	1.45%
+10	+0.40%	1.40%
+9	+0.35%	1.35%
+8	+0.30%	1.30%
+7	+0.25%	1.25%
+6	+0.20%	1.20%
+5	+0.15%	1.15%
+4	+0.10%	1.10%
+3	+0.05%	1.05%
+/-2	0.00%	1.00%
-3	-0.05%	0.95%
-4	-0.10%	0.90%
-5	-0.15%	0.85%
-6	-0.20%	0.80%
-7	-0.25%	0.75%
-8	-0.30%	0.70%
-9	-0.35%	0.65%
-10	-0.40%	0.60%
-11	-0.45%	0.55%
-12 or less	-0.50%	0.50%
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In calculating the investment performance of the Fund and the percentage change in the investment record of the S&P 600 Index, all dividends and other distributions during the performance period are treated as having been reinvested, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

Net Asset Value. The net asset value of the Fund’s shares of common stock is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day that the NYSE is open. The Fund makes this information available daily by telephone (800-221-4268), via its website (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies weekly.

The net asset value per share of common stock for the Fund is calculated by dividing the current value of the Fund’s total assets less the sum of all of its liabilities and the aggregate liquidation preferences of any outstanding shares of preferred stock by the number of its outstanding shares of common stock. The Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Board. In certain cases, market value may be determined using information provided by a pricing service approved by the Board. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Fund may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. No assurance can be given that the Fund could obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4:00 p.m. Eastern Time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. The Fund values its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. When fair value pricing is employed, the price of securities used by the Fund may differ from quotes or published prices for the same security. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Code of Ethics

The Board approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and Royce. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Fund. See “Code of Ethics and Related Matters” in the SAI.

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DESCRIPTION OF CAPITAL STOCK

General

The Fund, is authorized to issue 150,000,000 shares of common stock, par value $0.001 per share. Each share of common stock has equal dividend, distribution and liquidation rights and is entitled to one vote per share on each matter submitted to a vote of common stockholders. The Funds’ outstanding Shares and the Shares offered hereby, when issued and paid for pursuant to the terms of the Offer, will be fully paid and non-assessable. Shares of the Fund’s common stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. As a NYSE-listed company, the Fund is required to hold annual meetings of its stockholders.

Under the Charter, the Board has authority to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock, including preferred stock, and to cause the Fund to issue such shares. The Board currently has authority to cause the Fund to issue and sell up to 50,000,000 shares of preferred stock, par value $0.001 per share, that may be convertible into shares of the Fund’s common stock. The terms of such preferred stock are, or would be, fixed by the Board and materially limit and/or qualify, or would materially limit and/or qualify, the rights of the holders of the Fund’s common stock. See “Risk Factors and Special Considerations — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

Capitalization

The following unaudited table shows, as of December 31, 2017, the number of shares of common stock and preferred stock: (i) authorized; (ii) held by the Fund or for the Fund’s account; (iii) outstanding; and (iv) outstanding as adjusted to give effect to the issuance of all Primary Subscription Shares.

TITLE OF CLASS	AMOUNT AUTHORIZED	AMOUNT HELD BY FUND OR FOR FUND’S ACCOUNT	AMOUNT OUTSTANDING	AMOUNT OUTSTANDING AS ADJUSTED
Common Stock	150,000,000	None	84,587,724	*
Preferred Stock	50,000,000	None	None	None

_____

* In the event the Fund increases the number of Shares subject to subscription by 20% through the exercise of its over-allotment option, the amount of Shares outstanding as adjusted would be increased by __________ Shares, to an aggregate of __________ Shares.

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Market Price and NAV Information

The Fund’s outstanding Shares are, and when issued, the Shares offered pursuant to the Offer will be, publicly held and listed and traded on the NYSE under the symbol “RVT.”  The following table sets forth for the calendar quarters indicated: (i) the high and low closing sales prices per Share as reported by the NYSE; (ii) the NAV per Share on the day of the high or low closing sales price; and (iii) the percentage by which the Shares traded at a premium over, or discount from, the Fund’s NAVs per Share on the day of such high or low closing sales prices.  The table also sets forth the approximate number of Shares traded on the NYSE during the respective quarters.

Quarter Ended	High Sales Price	NAV on Day of High Sales Price	Premium (Discount) to NAV on Day of High Sales Price	Low Sales Price	NAV on Day of Low Sales Price	Premium (Discount) to NAV on Day of Low Sales Price	Approximate Reported NYSE Trading Volume (in millions)
3/31/16	$11.73	$13.32	-11.94%	$9.78	$11.99	-18.43%	23
6/30/16	$12.46	$14.81	-15.87%	$11.25	$13.32	-15.54%	15.5
9/30/16	$12.93	$15.11	-14.43%	$11.73	$13.91	-15.67%	13.7
12/31/16	$13.89	$16.43	-15.46%	$11.66	$13.97	-16.54%	18
3/31/17	$14.49	$16.65	-12.97%	$13.36	$15.98	-16.40%	21.9
6/30/17	$14.79	$16.60	-10.90%	$13.84	$15.81	-12.46%	13.7
9/30/17	$15.79	$17.22	-8.30%	$14.16	$15.95	-11.22%	15.5
12/31/17	$16.17	$17.50	-7.60%	$15.24	$17.22	-11.50%	14.5

As evidenced by the table above, the Shares traded at a discount from the Fund’s NAVs per Share for the periods indicated. No assurance can be given that the Shares will trade in the future at, or above the Fund’s NAV per Share.

The Shares have traded in the market at both premiums to, and discounts from, the Fund’s NAV per Share during the Fund’s approximately 31-year history. The largest premium was 17.61% in 2006 while the largest discount was 23.57% discount in 1987. The Shares have generally traded at a discount to the Fund’s NAV per Share since September 2008, with a discount as high as 20.80% during such period. During the year ended December 31, 2017, the Shares traded at an average discount to the Fund’s NAV per Share of 11.07%. The average weekly trading volume of the Shares on the NYSE during the period from January 1, 2017 through December 31, 2017 was approximately 1.3 million Shares. On __________ __, 2018, the last reported sales price of the Shares on the NYSE was $_____ and the NAV per Share was $_____, representing a discount from the NAV per Share of _____%.

Repurchases of Securities

The Fund is a closed-end diversified management investment company and, as such, its stockholders do not, and will not, have the right to redeem their Fund shares. Although the Fund will not offer to repurchase its shares of common stock and/or preferred stock on a periodic basis, it may repurchase its shares of common stock and/or preferred stock on such occasions when it is deemed advisable by the Fund. The Board has authorized the open-market repurchase of up to 5% of the issued and outstanding shares of its common stock during each fiscal year. Under the 1940 Act, the Fund may repurchase its securities (i) on a securities exchange or such other open market designated by the SEC (provided that the Fund has, in the case of purchases of its stock, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (ii) by a tender offer open to all holders of the class of securities involved or (iii) as otherwise permitted by the SEC. Where a repurchase of Fund shares is to be made that is not to be effected on a securities exchange or an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to holders of the class of its securities involved of an intention to purchase such securities and the purchase not being made in a manner or on a basis which discriminates unfairly against the other holders of such class.

The Fund may incur debt, in an amount not exceeding 10% of its total assets, to finance share repurchase transactions. Any related interest charges will be paid by the Fund and borne pro rata by the stockholders indirectly through their interest in the Fund. See “Risk Factors and Special Considerations — Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

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If the Fund repurchases its shares of common stock for a price below their NAV per Share, the NAV of those shares of common stock that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares of common stock by the Fund would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s net income.

Certain Corporate Governance Provisions

The Fund has nine (9) Directors who are elected by the holders of its common stock. The Fund’s Directors are divided into three classes, with each class having a staggered term of three years. Accordingly, it likely would at least take two years to change a majority of the Board. In addition, the Fund’s By-laws permit Stockholders to call a special meeting of Stockholders only if certain procedural requirements are met and the request is made by Stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for Stockholders to change a majority of Directors. Board vacancies may be filled by a majority of the remaining Directors, even if the remaining directors do not constitute a quorum, for the balance of the term of the class.

The class and other voting rights of any preferred stock that may be issued could make it more difficult for a Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of common stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred stock, (ii) converting the Fund to an open-end investment company or changing its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

The Fund’s Directors may be removed only with cause by a vote of a majority of the votes entitled to be cast for the election of such director.

The Fund’s By-laws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. The Fund’s By-laws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the date of mailing of the notice for the preceding year’s annual meeting (subject to certain exceptions). Any advance notice by a stockholder must be accompanied by certain information as provided in the By-laws.

Certain provisions of the 1940 Act and the Charter require a separate additional vote of the holders of preferred stock, if any, to approve certain transactions, including certain mergers, asset dispositions and conversion of the Fund to open-end status.

The provisions of the Charter and the Fund’s By-laws (together, the “Governing Documents”) described above may be regarded as “anti-takeover” provisions. The provisions could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

Reference is made to the Governing Documents, on file with the SEC, for the full text of these provisions. See “Additional Information.”

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Indemnification of Directors and Officers

The Fund’s By-laws provide that the Fund will indemnify its Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Fund’s By-laws protects or indemnifies a Director, officer, employee or agent of such fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

DIVIDENDS, DISTRIBUTIONS AND REINVESTMENT PLAN

Distribution Policy

The Fund currently has a policy of paying quarterly distributions to its common stockholders. Distributions are currently being made at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s common stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by the Code. If, for any quarterly distribution, the Fund’s net investment income and net realized capital gains are less than the amount of the distribution, the difference will constitute a return of capital. The Fund’s final distribution for each calendar year will include any remaining net investment income and net realized capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce the adjusted basis in the stockholder’s Fund shares, thereby increasing the stockholder’s potential gain or reducing the stockholder’s potential loss on the sale of the shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s quarterly distribution policy may be terminated or changed by the Board without stockholder approval or notice. The Fund’s current 7% Distribution Policy began in __________ 201_. A similar 5% distribution policy was in place from March 2011 to __________ 201_. A similar 9% distribution policy was in place from September 1997 to May 2009.

Distribution Reinvestment and Cash Purchase Plan

The Fund has adopted a Distribution Reinvestment and Cash Purchase Plan (the “Plan”), through which net investment income dividends and capital gains and other periodic distributions are paid to its common stockholders in the form of additional shares of the Fund’s common stock, unless a common stockholder elects to receive cash as provided below. For these purposes, each common stockholder who has not elected to receive distributions in cash is referred to herein as a “Participant.” In this way, a Participant can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income. There is no charge payable by Participants for receiving distributions in additional Fund shares. The Plan also allows Participants to make optional cash purchases of shares of the Fund’s common stock directly through the Plan Agent on a monthly basis. Participants are subject to a service fee of $0.75 for each voluntary cash purchase. Although the Plan also permits the assessment of per share fees of $0.05 in connection with voluntary purchases of Shares under the Plan, Royce absorbed such per share fees during the fiscal year ended December 31, 2017 and currently expects to continue to absorb such per share fees during the fiscal year ending December 31, 2018. No assurance can be given that Royce will continue to absorb such per share fees after that date. Per share fees include any brokerage commissions the Plan Agent is required to pay. The relevant service fees and any per share fees directly payable by Participants are deducted from amounts to be invested.

No action is required on the part of a registered common stockholder to receive a distribution in shares of the Fund’s common stock. Participation in the Plan is completely voluntary, however and a common stockholder may withdraw or resume participation in the Plan at any time without penalty by notice if received and processed by the Plan Agent prior to the distribution record date; otherwise such withdrawal or resumption will be effective with respect to any subsequently declared distribution. The Plan Agent will set up an account for Shares acquired through the Plan for each Participant and holds such Shares in non-certificated form. Contact information for the Plan Agent is set forth under “Custodian, Transfer Agent and Registrar, Plan Agent.”

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Those common stockholders whose shares are held by a brokerage firm, bank or other financial intermediary as the stockholder of record should contact the brokerage firm, bank or other financial institution as applicable, to be certain that it is automatically reinvesting distributions on the stockholder’s behalf. If the financial intermediary is unable to reinvest distributions on the Stockholder’s behalf, the Stockholder should have its shares registered in its name in order to participate under the Plan. Common stockholders holding shares through a financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary. The Fund uses only newly-issued shares to implement the distribution reinvestment portion of the Plan, whether its shares are trading at a premium or at a discount to NAV. The number of shares of the Fund’s common stock to be issued to a Participant is determined by dividing the total amount of the distribution payable to the Participant by the lower of (i) the last reported sale price of a share of the Fund’s common stock on the valuation date, which will normally be the fifth business day following the record date, or (ii) the net asset value per share on the valuation date, provided that the Fund will not issue new shares at a discount of more than 5% from the last reported sale price on that date.

As noted above, there is no charge to common stockholders for receiving their distributions in the form of additional shares of the Fund’s common stock. The Plan Agent’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to have the Plan Agent sell part or all of the shares held by the Plan Agent in the Participant’s account and remit the proceeds to the Participant, the Plan Agent is authorized to deduct a $2.50 service fee. Although the Plan also permits the assessment of a per share fee of $0.15 in connection with such voluntary sales of Shares under the Plan, Royce absorbed such per share fees during the fiscal year ended December 31, 2017 and currently expects to continue to absorb such per share fees during the fiscal year ending December 31, 2018. No assurance can be given that Royce will continue to absorb such per share fees after that date. Per share fees include any brokerage commissions the Plan Agent is required to pay. The relevant service fees and any per share fees are deducted from amounts to be received.

Stockholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A common stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable to the common stockholder.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

Stockholders who receive Rights pursuant to the Offer will not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a Stockholder expire without being exercised, no basis will be allocated to such Rights, and such Stockholder will not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

Provided that the fair market value of the rights distributed pursuant to the Offer is less than 15% of the fair market value of the Fund’s common stock at the time of distribution, and absent certain elections, the tax basis of a Stockholder’s common stock will remain unchanged, and the Stockholder’s basis in the Rights will be zero. A Stockholder who exercises Rights will not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The basis of the newly-acquired common stock will equal the Subscription Price paid for such common stock. Upon a sale or exchange of the common stock so acquired, the Stockholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such common stock. Assuming the Stockholder holds the common stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, which gain or loss will be short-term or long-term, depending on the length of the Stockholder’s holding period for such common stock. However, any loss recognized upon the sale of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the Stockholder with respect to such Shares, and a loss may be disallowed under wash sale rules to the extent that the Stockholder purchases additional common stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for Shares acquired through the exercise of Rights will begin on the date of exercise of the Rights.

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The foregoing is a summary of the material U.S. Federal income tax consequences of the Offer under the Code and applicable regulations thereunder, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. It does not include any state, local or foreign tax consequences of the Offer. This summary is generally applicable to Stockholders that are United States persons as defined in the Code and does not apply to taxpayers that may be subject to special rules. Further, this summary is not intended to be, nor should it be, construed as legal or tax advice, and stockholders are urged to consult their own tax advisors to determine the tax consequences to them of the Offer and their ownership of Rights and Shares. See “Taxation” in the SAI for more information.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR, PLAN AGENT

State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, acts as custodian of the cash and other assets of the Fund.

Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170, is the transfer agent, dividend-paying agent and registrar for the Fund’s shares of common stock and the plan agent under the Distribution Reinvestment and Cash Purchase Plan. Stockholder inquiries should be directed to Royce Value Trust, Inc., c/o Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523.

EXPERTS

__________________ serves as the Fund’s independent registered public accounting firm. The audited financial statements of the Fund and the information appearing under “Financial Highlights” included in this Prospectus have been audited by __________________ for each of the fiscal years ended December 31, 2015 through December 31, 2017, and are included in reliance upon its reports with respect thereto and upon the authority of such firm as an expert in accounting and auditing. The audited financial statements of the Fund and the information appearing under “Financial Highlights” included in this Prospectus have been audited by ___________, the Fund’s former independent registered public accounting firm for each of the fiscal years ended December 31, 2008 through December 31, 2014, and are included in reliance upon its reports with respect thereto and upon the authority of such firm as an expert in accounting and auditing. ____________________, whose address is ____________________________, provides audit services and tax return preparation and assistance and consultation in connection with the review of various SEC filings for the Fund. _______________ has an office at _____________________________.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and in accordance therewith file, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s currently outstanding Shares are, and the Shares offered by this Prospectus will be, subject to notice of issuance, listed on the NYSE under the symbol “RVT.” Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

The Fund’s most recent annual stockholder report, including audited financial statements for the year ended December 31, 2017, is available upon request, without charge, by writing to The Royce Funds at 745 Fifth Avenue, New York, NY 10151, by calling The Royce Funds at 800-221-4268, or via its website at http://www.roycefunds.com.

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Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Fund’s Registration Statement on Form N-2, of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

A Statement of Additional Information dated __________ __, 2018 has been filed with the SEC and is incorporated by reference in this Prospectus. The Table of Contents for the SAI is as follows:

Page

Investment Restrictions

Risk Factors and Special Considerations

Management of the Fund

Principal Stockholders

Investment Advisory and Other Services

Administration Agreement

Portfolio Managers

Additional Information

Financial Statements and Independent Registered Public Accounting Firm

Taxation

Code of Ethics and Related Matters

Proxy Voting Policies and Procedures

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The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 25, 2018

ROYCE VALUE TRUST, INC.

STATEMENT OF ADDITIONAL INFORMATION

Royce Value Trust, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment goal is long-term capital growth. The Fund normally invests at least 65% of its assets in the equity securities of small- and micro-cap companies, generally those with stock market capitalizations ranging from $100 million to $3 billion, that Royce & Associates, LP (“Royce”), the Fund’s investment adviser, believes are trading significantly below its estimate of their current worth. The Fund also may invest up to 25% of its assets in securities of issuers headquartered outside the United States. The Fund may invest a portion of its assets in companies with stock market capitalizations in excess of $3 billion. Royce uses a value investing style in managing the Fund’s assets.

This Statement of Additional Information (this “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus dated March __, 2018 (the “Prospectus”), which is incorporated by reference into this SAI. This SAI relates to the issuance of non-transferable rights (the “Rights”) to subscribe for shares of common stock of the Fund (the “Offer”) and does not include all information that prospective investors should consider before exercising their Rights and purchasing shares of the Fund’s common stock. Investors should obtain and read the Prospectus prior to exercising their Rights and purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 221-4268. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s web site www.sec.gov. Capitalized terms used but not defined in this SAI shall have the meanings given to them in the Prospectus.

TABLE OF CONTENTS

Page

Investment Restrictions

Risk Factors and Special Considerations

Management of the Fund

Principal Stockholders

Investment Advisory and Other Services

Administration Agreement

Portfolio Managers

Additional Information

Financial Statements and Independent Registered Public Accounting Firm

Taxation

Code of Ethics and Related Matters

Proxy Voting Policies and Procedures

INVESTMENT RESTRICTIONS

The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as set forth under “Investment Goal and Policies − Changes in Investment Goal and Methods/Policies” in the Prospectus. The Fund may not:

1. Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act;

2. Purchase on margin or write call options on its portfolio securities;

3. Sell securities short;

4. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund;

5. Invest more than 25% of its total assets in any one industry;

6. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly-traded;

7. Purchase or sell commodities or commodity contracts;

8. Make loans, except for (a) purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made on the original issuance of such securities, (b) repurchase agreements with any bank that is the custodian of its assets covering U.S. Treasury and agency obligations and having a term of not more than one week and (c) loans of up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned);

9. Invest in companies for the purpose of exercising control of management;

10. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment adviser, as principal for their own accounts;

11. Invest in the securities of any one issuer (other than the United States or any agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund’s total assets, more than 5% of such assets would be invested in the securities of such issuer; or

12. Invest more than 5% of its total assets in warrants, rights or options.

* * *

If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

In addition to issuing and selling senior securities as set forth in No. 1 above, the Fund may obtain (i) temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes and (ii) such short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions. Under the 1940 Act, such temporary bank borrowings would be treated as indebtedness in determining whether or not asset coverage was at least 200% for senior securities of the Fund representing indebtedness.

Although there are no liquidity restrictions on investments made by the Fund and the Fund may, therefore, invest without limit in illiquid securities, the Fund expects to invest only in securities for which market quotations are readily available.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

Equity Securities

The Fund invests in equity securities to the extent set forth in the Prospectus. For these purposes, “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended (the “1934 Act”). Common stocks, preferred stocks, convertible securities, warrants, rights, and options are some examples of equity securities in which the Fund may invest. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into).

Fund’s Rights as Stockholder

The Fund may not invest in a company for the purpose of exercising control of management. However, the Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to the company’s management or its board of directors and/or other stockholders if Royce or the Board of Directors of the Fund (the “Board”) determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that the Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no guarantee can be made that litigation against the Fund will not be undertaken or expenses or liabilities incurred.

The Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board determine this to be in the best interests of the Fund’s stockholders.

Foreign Investments

The Fund may invest up to 25% of its assets in the securities of companies that are headquartered in foreign countries. In addition, the Fund may invest in securities of companies whose economic fortunes are linked to foreign countries but do not meet the Fund’s definition of a foreign country security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to foreign country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign country securities.

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, confiscatory taxation, foreign exchange controls, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the value of the Fund’s foreign investments along with its ability to dispose of those investments. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the value of the Fund’s foreign investments, Royce does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities it purchases on behalf of the Fund. Consequently, the risks associated with such investments may be greater than if the Fund was to engage in foreign currency hedging transactions.

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Exchange control regulations in such foreign markets may also adversely affect the Fund’s foreign investments and the Fund’s ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risk factors noted above are generally heightened for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. See “Developing Countries” below.

The Fund may purchase the securities of foreign companies in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute stockholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of stockholder meetings and voting instructions and to provide stockholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

The Fund may invest a portion of its assets in the securities of companies headquartered in developing countries. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The risk factors noted above in this section under the sub-heading “Foreign Investments” are generally heightened for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the securities markets in developing countries are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally, developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. Investments in developing countries also are subject to the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the value of the Fund’s investments. In addition, the Fund may invest in securities of companies whose economic fortunes are linked to developing countries but do not meet the Fund’s definition of a developing country security. To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to developing country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing developing country securities.

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Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities

General. The 1940 Act and the Fund’s fundamental investment policies (see “Investment Restrictions” in this SAI) permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities representing indebtedness or consisting of preferred stock if various requirements are met. Such requirements include asset coverage tests, measured immediately after the incurrence of debt or the issuance or sale of securities, of 300% for indebtedness and 200% for preferred stock and, except for indebtedness to banks and certain other lenders, restrictive provisions concerning common stock dividend payments, other common stock distributions, stock repurchases and maintenance of asset coverage and giving certain senior security holders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. Although the incurrence of such leverage would allow the Fund to raise additional cash for investments, it is a speculative investment technique that may subject the Fund to increased risk and volatility.

Borrowings. The Fund has entered into a revolving credit facility with BNP Paribas Prime Brokerage International, Limited (“BNPPI”). The Fund pays interest on the amount drawn under such credit facility at a variable rate that is equal to a reference rate plus the applicable spread as well as a commitment fee on the unused portion of the facility. The revolving credit facility has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the facility may convert to a 60-day rolling term that resets daily.

As of December 31, 2017, the Fund had 84,587,724 shares of common stock issued and outstanding, with aggregate net assets of $1,480,449,029, along with outstanding borrowings for investment purposes of $70,000,000 under the revolving credit facility with BNPPI. During the fiscal year ended December 31, 2017, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 2.2144% under such revolving credit facility. Based on such information, the Fund’s total portfolio of $1,550,449,029 (i.e., net assets of $1,480,449,029 plus borrowings of $70,000,000) at December 31, 2017 must experience an annual return of 0.10% to cover such borrowing expenses. The table below illustrates the potential effects of such leverage on the annual return experienced by the Fund’s common stockholders assuming the indicated returns on the Fund’s total portfolio of $1,550,449,029 at December 31, 2017 and the Fund’s 2017 weighted average borrowing cost of 2.2144%. In general, such table shows that leverage further increases the return to the Fund’s common stockholders when its total portfolio return is positive and further decreases such return when its total portfolio return is negative.

Assumed Return on Fund’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0%	5.00%	10.00%
Corresponding Return to Stockholders	(10.58)%	(5.34)%	(0.10)%	5.13%	10.37%

All figures appearing in the table immediately above are hypothetical and not actual returns and are provided solely to assist investors in understanding the effects of leverage.  Actual returns may be more or less than those appearing in the table.

Leverage in the form of borrowing for investment purposes creates an opportunity for increased return but, at the same time, involves special risk considerations.  The following factors could increase the investment risk and the volatility of the NAV and market price per Share: (i) leveraging exaggerates any increase or decrease in the value of the Fund’s portfolio; (ii) the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money; (iii) a decline in NAV per Share results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed); (iv) a decline in NAV per Share could affect the ability of the Fund to make common stock dividend payments; (v) a failure to pay net investment income dividends or make capital gains distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), or in its having to pay certain entity level taxes even if it maintains its status as a regulated investment company (see “Taxation” in the SAI); and (vi) if the asset coverage for debt securities declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. Because the Fund pays interest at a variable rate under the revolving credit facility, these risks will be heightened for the Fund in the event of any increase in the interest rate payable thereunder. No assurance can be given that a borrowing strategy will be successful during any period in which it is employed.

The Fund’s borrowings under the revolving credit facility with BNPPI are done on a secured basis, which results in certain additional risks to the Fund. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the revolving credit facility, the Fund may be required to repay immediately, in whole or in part, the loan balance outstanding under the revolving credit facility which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the revolving credit facility upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The rights of BNPPI to receive payments of interest and repayments of principal under the revolving credit facility generally will be senior to the rights of the Fund’s common stockholders.

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Immediately following the completion of the Offer (which assumes that the Primary Subscription is fully subscribed, that the Fund exercises its over-allotment option and all Over-Allotment Shares are sold, and that the Fund pays estimated expenses of $__________ related to the Offer) at an estimated Subscription Price of $_____, the aggregate amount of borrowings under such revolving credit facility is expected to remain the same while the 1940 Act asset coverage for such borrowings is expected to increase to _____%. The Fund, however, reserves the right to adjust the aggregate amount of, and asset coverage for, such borrowings at any time in whatever way it deems necessary or appropriate, subject in all cases to compliance with the 1940 Act and the rules thereunder.

Preferred Stock. As of December 31, 2017, the Fund had no outstanding preferred stock. The future issuance of preferred stock may result in higher volatility of the NAV per Share and potentially more volatility in the market price of the Shares. Holders of common stock will realize a higher current rate of return than if the Fund were not leveraged only so long as the Fund, after accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rates paid on any preferred stock. Similarly, since a pro rata portion of the Fund’s net realized capital gains are generally payable to holders of common stock, the use of leverage will increase the amount of such gains distributed to holders of common stock. To the extent that the dividend rates on preferred stock approach the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be decreased. (If the dividend rates on preferred stock were to exceed the net return on the Fund’s portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged.) Similarly, since both the cost of issuing preferred stock and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from preferred stock offerings) is borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in NAV per Share to holders of common stock than if the Fund were not leveraged. Such decrease in NAV per Share likely would be reflected in a greater decline in the market price for shares of the Fund’s common stock. If a Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of the Fund’s common stock. Redemption of preferred stock or insufficient investment income to make dividend payments may reduce the NAV per Share of the common stock by requiring the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

In an extreme case, a decline in NAV could affect the Fund’s ability to pay dividends on its common stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Code. See “Taxation” below. However, the Fund intends to take all measures necessary to make such common stock dividend payments. If the Fund’s current investment income is ever insufficient to meet dividend payments on either its common stock or preferred stock, the Fund may have to liquidate certain of its investments.

The class and other voting rights of issued preferred stock could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of its common stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred stock, (ii) converting the Fund to an open-end investment company or changing its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

The future issuance of any preferred stock convertible into common stock might also reduce the net income and NAV per Share of the Fund’s common stock upon conversion. Such income dilution would occur if the Fund could not, from the investments made with the proceeds of the preferred stock, earn an amount per share of common stock issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such NAV dilution would occur if preferred stock were converted at a time when the NAV per Share of the Fund’s common stock was greater than the conversion price.

Financial Impact of Borrowings and Senior Securities on Common Stockholders. The costs related to the issuance and sale of senior securities such as preferred stock, including underwriting discounts, rating agency fees and offering expenses, are paid by the Fund and, therefore, borne by holders of its common stock. Also, the interest and dividend requirements of such senior securities will reduce the amount of, and may entirely eliminate, any net investment income dividends otherwise payable by the Fund to holders of its common stock.

In the event the Fund had outstanding preferred stock in the future, the fees paid to Royce for investment advisory services would be higher than if the Fund did not have preferred stock outstanding because the Fund’s investment advisory fees are calculated on the basis of its net assets, which amount would include assets obtained from the sale of any outstanding preferred stock. Because the Fund’s investment advisory fee is a function of its net assets rather than its total assets, Royce does not and will not receive any investment advisory fee in respect of Fund assets equaling the aggregate unpaid principal amount of any indebtedness of the Fund.

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High-Yield and Investment Grade Debt Securities

The Fund may invest up to 35% of its assets in direct obligations of the government of the United States or its agencies and/or in non-convertible debt securities of various issuers, including up to 5% of its net assets in below investment-grade debt securities, also known as high-yield fixed income securities.

The high-yield fixed income securities in which the Fund may invest may be rated from Ba to Ca by Moody’s Investors Service, Inc. (“Moody’s”) or from BB to D by S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s”) or may be unrated. They have poor protection with respect to the payment of interest and repayment of principal and may be in default or about to be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity or perceived capacity to make timely payment of principal and interest. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which the Fund has invested, the security will then be valued in accordance with procedures established by the Board. Judgment and other subjective factors play a greater role in the valuation of lower-rated (high-risk) debt securities than securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may adversely affect the value of the Fund’s investment in lower-rated (high-risk) debt securities along with its ability to dispose of that investment.

Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce’s research and credit analysis may play an important part in managing securities of this type for the Fund. In considering such investments for the Fund, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Fund also may invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The Fund also may invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics) without regard to gradations within those ratings categories.

Warrants, Rights and Options

The Fund may invest up to 5% of its assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices are not necessarily correlated with the market prices of the underlying securities.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P SmallCap 600 Index (the “S&P 600 Index”).

Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in

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its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

Portfolio Lending

Under the Fund’s non-fundamental investment restrictions, it may lend up to 25% of its assets to brokers, dealers and other financial institutions. As noted in the Prospectus, the Fund’s borrowings under the revolving credit facility with BNPPI are done on a secured basis, which means the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. The revolving credit facility also permits, subject to certain conditions, BNPPI to re-hypothecate or loan portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. Such re-hypothecation allows the Fund to retain ownership of the re-hypothecated securities and to continue to receive payments in lieu of dividends and interest on such re-hypothecated securities. The Fund also has the right under the revolving credit facility to recall the re-hypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, BNPPI will compensate the Fund for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned.

Portfolio lending involves the risk that BNPPI or a party to which BNPPI re-hypothecates Fund assets held as collateral under the revolving credit facility may fail to return those securities in a timely manner or at all. The Fund will be subject to the risk of loss to the extent BNPPI is unable to pay, or the Fund is unable to offset, any fees, expenses, or losses otherwise due to the Fund under the revolving credit facility in connection with securities that are not returned to the Fund. These events could trigger adverse tax consequences for the Fund.

Repurchase Agreements

In a repurchase agreement, the Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

The Fund may engage in repurchase agreements which mature in seven days or less, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to enter into repurchase agreements only with recognized securities dealers, banks and Fixed Income Clearing Corporation, a securities clearing agency registered with the Securities and Exchange Commission, each determined by Royce to represent acceptable credit risk.

Investments in Other Investment Companies and Exchange-Traded Funds (“ETFs”)

The Fund may purchase, sell and invest in the securities of other investment companies, including money market funds, ETFs, registered open-end and closed-end funds, and unregistered funds so long as the Fund does not: (i) invest more than 10% of its assets in other investment companies, (ii) invest more than 5% of its assets in any one investment company; and (iii) purchase shares of another investment company if the Fund and its affiliates would own more than 3% of the total outstanding stock of any one such company. To the extent the Fund invests in another investment company, the investment performance of the Fund will be directly impacted by the investment performance of that investment company. Likewise, the Fund will be exposed to the same risks as such investment companies in direct proportion to the allocation of its assets among those investment companies. In addition, when the Fund invests in another investment company, the Fund’s stockholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

ETFs are ownership interests in registered open-end funds, unit investment trusts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry, sector or asset class. The Fund also may, from time to time, purchase ETFs that sell short a portfolio of securities or other financial asset. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors. The Fund also may invest in ETFs that use financial derivatives or leverage in an attempt to provide a multiple of the returns of an underlying index or other financial asset on a daily basis or an inverse of those returns. Investment exposure to leveraged or inverse ETFs may increase the Fund’s volatility and magnify any losses.

7

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is an investment company, unless an exemption has been obtained from the SEC, the limitations set forth above applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

* * *

Royce believes that the Fund is suitable for investment only by persons who can invest without concern for current income, and that such Fund is suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

8

MANAGEMENT OF THE FUND

Directors

The Board of Directors of the Fund is comprised of the nine individuals named below. The nine Directors are currently divided into three classes, each class having a term of office of three years. Each class is elected by the holders of the Fund’s common stock. The Class I Directors, Charles M. Royce, G. Peter O’Brien, and David L. Meister, have terms that expire in 2018. The Class II Directors, Patricia W. Chadwick, Arthur S. Mehlman, and Michael K. Shields, have terms that expire in 2019. The Class III Directors, Stephen L. Isaacs, Christopher D. Clark, and Christopher C. Grisanti, have terms that expire in 2020. The Directors are responsible for the overall supervision of the operations of the Fund and have the various duties imposed on directors of registered investment companies by the 1940 Act. To the extent permitted by the 1940 Act and Maryland law, vacancies on the Board can be filled by the remaining Directors for the remainder of the term of the respective Board position.

There are no family relationships between any of the Fund’s Directors and officers. Each Director will hold office until his term expires and his successor has been duly elected or until his earlier resignation or removal.

Interested Directors. Certain biographical and other information concerning Charles M. Royce and Christopher D. Clark, each of whom is an “interested person” as defined in the 1940 Act, of the Fund, including their current designated classes, is set forth below.

Name, Address* and Age	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Charles M. Royce (78)	Class I Director	Term expires in 2018. Director since 1986.	Chief Executive Officer (until June 2016), President (until June 2014), and Member of the Board of Managers of Royce, investment adviser to the Fund. Member of Board of Directors/Trustees of the Fund, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Value Trust, Inc. (“RGT”), The Royce Fund (“TRF”), and Royce Capital Fund (“RCF”) (the Fund, RMT, RGT, TRF, and RCF collectively, “The Royce Funds”).	22	TICC Capital Corp., a business development company
Christopher D. Clark (52)	Class III Director and President**	Term expires in 2020. Director and Officer since 2014.	Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007. President and Member of Board of Directors/Trustees of The Royce Funds.	22	None

* The address of Messrs. Royce and Clark is c/o Royce & Associates, LP, 745 Fifth Avenue, New York, New York 10151.

** Mr. Clark was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Fund.

Messrs. Royce and Clark are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act due to the positions they hold with Royce and their stock ownership in Legg Mason, Inc. (“Legg Mason”), the ultimate corporate parent of Royce.

9

Non-Interested Directors. Certain biographical and other information concerning the Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund, including their current designated classes, is set forth below.

Name, Address* and Age	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
Patricia W. Chadwick (69)	Class II Director	Term expires in 2019. Director since 2010.	Consultant and President of Ravengate Partners LLC (since 2000).	22	Wisconsin Energy Corp. and Voya Funds
Stephen L. Isaacs (78)	Class III Director	Term expires in 2020. Director since 1986.	Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of The Center for Health and Social Policy (1996 to 2012); and Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	22	None
Arthur S. Mehlman (75)	Class II Director	Term expires in 2019. Director since 2004.

Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non- profit)(from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

				40 (Director/Trustee of all Royce Funds, consisting of 22 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 18 portfolios)	None
David L. Meister (78)	Class I Director	Term expires in 2018. Director since 1986.	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	22	None
10

Name, Address* and Age	Position(s) With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen	Other Public Company Directorships
G. Peter O’Brien (72)	Class I Director	Term expires in 2018. Director since 2001.

Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999). Formerly: Trustee of Colgate University (from 1996 to 2005); President of Hill House, Inc. (from 2001 to 2005); and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

				40 (Director/Trustee of all Royce Funds, consisting of 22 portfolios; Director/Trustee of the Legg Mason Family of Funds, consisting of 18 portfolios)	TICC Capital Corp., a business development company
Michael K. Shields (59)	Class II Director	Term expires in 2019. Director since 2015	President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields's prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).	22	None
Christopher C. Grisanti (55)	Class III Director	Term expires in 2020. Director since 2017.	Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti's prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).	22	None
*	The address of each of Ms. Chadwick and Messrs. Isaacs, Mehlman, Meister, O’Brien, Shields, and Grisanti is c/o Royce & Associates, LP, 745 Fifth Avenue, New York, New York 10151.

** Each of the Non-Interested Directors is a Director/Trustee of all of The Royce Funds. Each of Ms. Chadwick and Messrs. Isaacs, Mehlman, Meister, O’Brien, Shields, and Grisanti is a member of the Audit Committee of the Board and the Nominating Committee of the Board.

Additional Information. Additional information about each Director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

•	Charles M. Royce – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Royce serves as a Member of the Board of Managers of Royce. Mr. Royce served as the President of Royce from 1972 to June 2014 and as Chief Executive Officer of Royce from 1972 to June 2016. Mr. Royce has over 40 years of investment and business experience.
•	Christopher D. Clark – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.
•	Patricia W. Chadwick – In addition to her tenure as a Director/Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.
11

•	Stephen L. Isaacs – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.
•	Arthur S. Mehlman – In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman serves as the Chairman of the Board’s Audit Committee, acting as liaison between the Board and the Fund’s independent registered public accountants, and is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non- profit entities.
•	David L. Meister – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.
•	G. Peter O'Brien – In addition to his tenure as a Director/Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as Chairman of the Board’s Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.
•	Michael K. Shields – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Shields serves as President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.
•	Christopher C. Grisanti – In addition to his tenure as a Director/Trustee of The Royce Funds, Mr. Grisanti co-founded and serves as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Director candidates (as described below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with Royce (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, more than 75% of the Fund’s Directors are Independent Directors. The Board does not have a chairman, but the President, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee, Mr. Mehlman, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

12

Share Ownership by Directors

Information relating to each Director’s ownership of shares of the Fund’s common stock as of December 31, 2017 and of shares of The Royce Funds overseen by each Director is set forth in the table below.

[Note: Information to be Provided by Amendment]

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all Royce Funds overseen by the Director in the Royce Family of Funds

Interested Directors:

Charles M. Royce
Christopher D. Clark

Non-Interested Directors:

Patricia W. Chadwick
Stephen L. Isaacs
Arthur S. Mehlman
David L. Meister
G. Peter O'Brien
Michael K. Shields
Christopher C. Grisanti

Mr. Royce has sole voting power and sole investment power as to the shares of the Fund’s shares of common stock beneficially owned by him. As of December 31, 2017, all Directors and officers of the Fund as a group (14 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares of common stock. [As of December 31, 2017, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).]

Board Committees and Meetings

The Board has an Audit Committee, comprised of Patricia W. Chadwick, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister, G. Peter O’Brien, Michael K. Shields, and Christopher C. Grisanti. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Fund’s independent accountants and for conducting post-audit reviews of the Fund’s financial statements with such independent accountants. The Fund has adopted an Audit Committee charter. Mr. Mehlman serves as Chairman of the Audit Committee. Ms. Chadwick and Mr. Mehlman are designated as Audit Committee Financial Experts, as defined under SEC regulations. During the year ended December 31, 2017, the Audit Committee held two meetings.

The Board has a Nominating Committee, comprised of Patricia W. Chadwick, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister, G. Peter O’Brien, Michael K. Shields, and Christopher C. Grisanti. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Directors of the Fund and recommending its nominees for consideration by the Fund’s full Board. The Fund has adopted a Nominating Committee charter. Mr. O’Brien serves as Chairman of the Nominating Committee. While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee will review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee’s qualifications. During the year ended December 31, 2017, the Nominating Committee held two meetings.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise

13

affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of the seven Independent Directors) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Compensation of Directors

For the year ended December 31, 2017, each Independent Director received a base fee of $20,000 per year, plus $1,100 for each in-person meeting of the Board attended. No Director received remuneration for services as a Director for the year ended December 31, 2017 in addition to or in lieu of this standard arrangement. Each Independent Director will continue to receive a base fee of $20,000 per year, plus $1,100 for each in-person meeting of the Board attended for the year ending December 31, 2018.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by Fund and the Fund Complex to each Independent Director of the Fund for the year ended December 31, 2017.

[Note: Information to be Provided by Amendment]

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From The Royce Funds Paid to Directors	Total Compensation From The Fund and Fund Complex Paid to Directors*
Patricia W. Chadwick, Director		None	None
Stephen L. Isaacs, Director		None	None
Arthur S. Mehlman, Director		None	None
David L. Meister, Director		None	None
G. Peter O'Brien, Director		None	None
Michael K. Shields, Director		None	None
Christopher C. Grisanti, Director**		None	None

* Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2017 from the Fund Complex. As of the date hereof, the Fund Complex includes the 22 portfolios of The Royce Funds and the portfolios of the Legg Mason Funds.

** Mr. Grisanti became a Director of the Fund effective August 14, 2017.

14

Officers

Certain biographical and other information concerning the officers of the Fund, other than Christopher D. Clark, is set forth below. Information regarding Mr. Clark is set forth in the tables above regarding Directors of the Fund. Officers are elected by and serve at the pleasure of the Board. Each officer will hold office until his respective successor is duly elected and qualified.

Name, Age and Address	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Other Public Directorships
Francis D. Gannon (50) 745 Fifth Avenue New York, NY 10151	Vice President	Since 2014	Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.	None
Peter K. Hoglund (51) 745 Fifth Avenue New York, NY 10151	Treasurer	Since 2015	Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm.	None
Daniel A. O’Byrne (55) 745 Fifth Avenue New York, NY 10151	Vice President	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986.	None
John E. Denneen (50) 745 Fifth Avenue New York, NY 10151	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Managing Director, and, since June 2015, member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce.	None
Lisa Curcio (58) 745 Fifth Avenue New York, NY 10151	Chief Compliance Officer	Since October 2004	Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).	None

PRINCIPAL STOCKHOLDERS

As of the Record Date, there were __________ shares of Fund’s common stock outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of common stock as of the Record Date:

Name and Address of Owner	Amount and Nature of Ownership	Percent
Cede & Co.* Depository Trust Company P.O. Box #20 Bowling Green Station New York, NY 10028	[__________] shares − Record	[ ]%

* Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

15

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services

Royce serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Fund (as defined below in this section under the sub-heading “Investment Advisory Agreement”). Royce (which term as used in this SAI includes its corporate predecessors), a Delaware limited partnership, is an investment advisory firm whose ultimate predecessor was organized in February 1967. Royce is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Royce has served as the investment adviser to the Fund since its inception in November 1986. Royce also serves as investment adviser to other registered management investment companies, privately offered funds and institutional accounts. As of December 31, 2017, Royce managed approximately $_____ billion in assets. Royce’s principal business address is 745 Fifth Avenue, New York, NY 10151.

On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason. On March 31, 2002, a corporate predecessor of Royce was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund’s investment adviser and a direct wholly-owned subsidiary of Legg Mason. Effective March 1, 2016, Royce & Associates, LLC transitioned to Royce & Associates, LP, a subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of December 31, 2017, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $_____ billion.

Under the Charter and Maryland law, the Fund’s business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Board, which periodically reviews the Fund’s investment performance.

Investment Advisory Agreement

Under the Amended and Restated Investment Advisory Agreement between the Fund and Royce, dated July 1, 2016 (the “Investment Advisory Agreement”), Royce (i) determines the composition of the Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board; (ii) provides the Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

The Fund pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, stockholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated directors’ fees; and brokerage commissions. See “Administration Agreement” below.

Pursuant to its terms, the Investment Advisory Agreement had a term of one year upon its execution, and continues from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by the Fund at any time, without penalty, on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Advisory Fee

As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 Index.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to common stockholders, plus the liquidation value of any preferred stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of 0.05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 Index for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of 0.5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 Index by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of 0.5%

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and is payable if the percentage change in the investment record of the S&P 600 Index exceeds the investment performance of the Fund by 12 or more percentage points for the performance period. As a result, the actual investment advisory fee rate may at times be greater than the fee rate paid by many other funds.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the six rolling 60-month periods ended June 30, 2017, the Fund’s investment performance ranged from 22% to 39% below the investment performance of the S&P 600 Index. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,918,045 and a net downward adjustment of $2,959,021 for the performance of the Fund relative to that of the S&P 600 Index. For the six months ended June 30, 2017, the Fund expensed Royce investment advisory fees totaling $2,959,024. [Note: To be updated with information as of December 31, 2017 when N-2 Amendment is filed.]

The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.

Difference between Performance of Fund and % Change in S&P 600 Record	Adjustment to 1% Basic Fee	Fees as Adjusted
+12 or more	+0.50%	1.50%
+11	+0.45%	1.45%
+10	+0.40%	1.40%
+9	+0.35%	1.35%
+8	+0.30%	1.30%
+7	+0.25%	1.25%
+6	+0.20%	1.20%
+5	+0.15%	1.15%
+4	+0.10%	1.10%
+3	+0.05%	1.05%
+/-2	0.00%	1.00%
-3	-0.05%	0.95%
-4	-0.10%	0.90%
-5	-0.15%	0.85%
-6	-0.20%	0.80%
-7	-0.25%	0.75%
-8	-0.30%	0.70%
-9	-0.35%	0.65%
-10	-0.40%	0.60%
-11	-0.45%	0.55%
-12 or less	-0.50%	0.50%

In calculating the investment performance of the Fund and the percentage change in the investment record of the S&P 600 Index, all dividends paid from investment income and other distributions of realized capital gains during the performance period are treated as having been reinvested at net asset value on the record date for the payment of such dividends and distributions, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

Because Royce’s fee is partially based on the average net assets of the Fund (including assets obtained from the future sale of any preferred stock), Royce has generally benefited from the Fund’s issuance of preferred stock.

For each of the three years ended December 31, 2017, 2016 and 2015, as applicable, Royce received the following investment advisory fees from the Fund (net of any amounts waived by Royce): $__________, $5,849,115, and $5,891,150, respectively.

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Independent Registered Public Accounting Firm

______________, ______________________, provides audit services and tax return preparation and assistance and consultation in connection with the review of various SEC filings for the Fund

Custodian

State Street Bank and Trust Company (“State Street”) is the custodian for the securities, cash, and other assets of the Fund. The Fund has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street’s main office is at John Adams Building, 2 North, 1776 Heritage Drive, North Quincy, MA 02171.

State Street is responsible for calculating the daily net asset value per share of the Fund’s common stock and for maintaining its portfolio and general accounting records and also provides certain stockholder services.

Transfer Agent, Registrar, Dividend-Paying Agent and Plan Agent

Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170, is the transfer agent, dividend-paying agent and registrar for the Fund’s shares of common stock and the plan agent under the Fund’s Distribution Reinvestment and Cash Purchase Plan.

ADMINISTRATION AGREEMENT

Effective January 1, 2008, the Fund and Royce entered into an administration arrangement, which is currently governed by the terms of the amended and restated administration agreement, dated as of July 1, 2016 (the “Administration Agreement”). Under the terms of the Administration Agreement, Royce provides the Fund with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, stockholders’ reports and notices and other reports and filings made to and with the SEC and/or other regulators; administering stockholder accounts, handling stockholder relations and such other services as Royce, subject to the Board, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Fund, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Fund on a monthly, or more frequent basis, for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. In accordance with the Administration Agreement, for the fiscal years ended December 31, 2017, December 31, 2016, and December 31, 2015, Royce received $__________, $276,617, and $190,523, respectively, in reimbursements from the Fund.

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PORTFOLIO MANAGERS

Charles M. Royce is the Fund’s portfolio manager and is assisted by Portfolio Manager Chris E. Flynn and Portfolio Manager Lauren Romeo. Mr. Royce has been the portfolio manager since the Fund’s inception. Mr. Royce previously served as Chief Executive Officer (1972 – June 2016) and President (1972 – July 2014) of Royce. Mr. Flynn has been an assistant portfolio manager of the Fund since 2007 and has been employed by Royce since 1993. Ms. Romeo has been an assistant portfolio manager of the Fund since 2007 and has been employed by Royce since 2004.

Portfolio Manager Investments in the Fund

The following table shows the dollar range of the Fund’s shares owned beneficially and of record by the Fund’s Portfolio Managers, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. Ownership information in the table is provided as of December 31, 2017.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Charles M. Royce
Chris E. Flynn
Lauren A. Romeo

Description of Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Charles M. Royce that relates to each of the Fund and Royce Micro-Cap Trust, Inc. (“RMT”) is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

Other Portfolio Manager Accounts

The following chart contains information regarding all Royce client accounts for which the Portfolio Managers listed above have day-to-day management responsibilities.  Information in the chart is provided as of December 31, 2017 for Charles M. Royce, Chris E. Flynn, and Lauren Romeo. Accounts are grouped into three categories:  (i) registered investment companies; (ii) private pooled

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investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Accounts Managed for which Advisory Fee is Performance Based
Charles M. Royce
Registered investment companies
Private pooled investment vehicles
Other accounts*

Chris E. Flynn
Registered investment companies
Private pooled investment vehicles
Other accounts*

Lauren A. Romeo
Registered investment companies
Private pooled investment vehicles
Other accounts*

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Fund’s Rule 17j-1 Code of Ethics.

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Potential Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Fund’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Fund or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Fund and RMT) is based, in part, on performance-based fee revenues. The Fund and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including the Fund’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ADDITIONAL INFORMATION

Portfolio Transactions

Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for the Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Fund and its other client accounts to pay for such services.

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Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, in accordance with Section 28(e) of the 1934 Act and under the Investment Advisory Agreement, to cause the Fund to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Fund generally pays higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by Royce to be significant factors when selecting brokers and setting broker commission rates.

Research and brokerage services furnished by brokers through which the Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Fund. Moreover, Royce’s receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

In some cases Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars.

Firms that provide such research and brokerage services to Royce may also promote the sale of the Fund’s shares, and Royce and/or its affiliate, Royce Fund Services, LLC (“RFS”), may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the Fund. RFS does not effect portfolio security transactions for the Fund or others.

Even though Royce makes investment decisions for the Fund independently from those for the other funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce’s Trade Allocation Guidelines and Procedures. Although Royce’s portfolio managers generally pre-allocate the majority of Royce’s purchase or sale orders to one or more of its client accounts, under such Guidelines and Procedures, Royce may place and execute unallocated orders with broker-dealers during the trading day and then allocate the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. In addition, on a limited, infrequent basis, and in accordance with its written procedures, Royce may change initial allocations from one Royce client account to another when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is a lack of cash in a Royce client account to whom a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change his initial allocation for some other reason.

From time to time, one or more of Royce’s portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage. In addition, from time to time, two portfolio managers with independent investment discretion over separate portions of the Fund’s portfolio may place opposite direction trades for the Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund’s taxable stockholders.

During the three years ended December 31, 2015, 2016, and 2017, the Fund paid brokerage commissions as follows: $__________, $__________, and $__________, respectively.

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[Note: Only one the bracketed sentences immediately below to be inserted.]

[For the year ended December 31, 2017, the aggregate amount of brokerage transactions of the Fund having a research component was $__________ and the amount of commissions paid by the Fund for such transactions was $__________.] [OR] [For the year ended December 31, 2017, the Fund did not engage in any brokerage transactions having a research component.]

[During the year ended December 31, 2017, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.] [Note: To be confirmed.]

Portfolio Turnover

Although Royce Fund generally does not engage in the trading of securities for the purpose of realizing short-term profits for the Fund, Royce adjusts the Fund’s portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment goal. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. The Fund’s portfolio turnover rates for the years ended December 31, 2016 and December 31, 2017 were 28% and _____%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

FINANCIAL STATEMENTS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s audited financial statements appearing in the Fund’s annual stockholder report for the period ended December 31, 2017 are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of _____________________, independent registered public accounting firm for the Fund. The Fund’s annual and semi-annual stockholder reports may be obtained without charge by writing to the Fund at its address at 745 Fifth Avenue, New York, New York 10021, or by calling the Fund toll-free at (800) 221-4268 and viewed on the Fund’s Web site (http://www.roycefunds.com).

TAXATION

General

The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion is based on the tax laws of the United States and the interpretations thereof, in effect on the date of this SAI. Such tax laws are subject to change and to new interpretations by the courts and the Internal Revenue Service (the “IRS”) and such changes and new interpretations can apply retroactively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders and this discussion does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Fund in their particular circumstances.

Taxation of the Fund

The Fund has qualified and intends to continue to qualify, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify and remain qualified as a RIC, the Fund must, among other conditions, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain “publicly traded partnerships” (as defined under the Code) that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its assets so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of a fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which a fund owns more than 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If a RIC fails a gross income test for any taxable year, it nevertheless may qualify as a RIC for the year if it is entitled to relief under certain savings provisions of the Code and pays a penalty tax. The savings provisions generally will be available if (i) after the RIC identifies such failure, it files a schedule describing each item of gross income for such taxable year that fails the gross income tests, and (ii) the RIC’s failure to meet the test was due to reasonable cause and not due to willful neglect. The penalty tax equals the amount (if any) by which the gross income that fails the RIC gross income test exceeds 1/9 of the RIC gross income that satisfies the RIC gross income test.

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Similarly, if a RIC fails to meet an asset test, the RIC will not lose its RIC status if (i) once the RIC identifies the failure, the RIC describes each asset that caused the failure in a schedule filed with the IRS; (ii) the failure is due to reasonable cause and not willful neglect; (iii) within six months of the close of the quarter in which the RIC identifies the failure, the RIC either disposes of the asset or otherwise passes the asset test; and (iv) unless the failure is a “de minimis” failure, the RIC pays a tax in an amount equal to the greater of (a) $50,000, or (b) the amount equal to the product of (I) the net income generated by the non-qualifying assets, and (II) the highest rate of corporate income tax. A failure of the assets tests is “de minimis” if the total value of the non-qualifying assets does not exceed the lesser of (i) 1% of the total value of the RIC’s assets, and (ii) $10,000,000.

If the Fund invests in any partnership, including a Qualified Publicly Traded Partnership, it may subject itself to state, local, or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its income and gains that it distributes to its shareholders during the taxable year, provided that for each taxable year it distributes to stockholders an amount equal to at least 90% of the sum of its (i) investment company taxable income (which includes dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must or will, as the case may be, distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, no assurance can be given that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it fails to meet these distribution requirements.

A distribution will be treated as paid by the Fund during the calendar year if it is (i) paid during the calendar year or (ii) declared by the Fund in October, November or December of the year, payable to its stockholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are paid, for purposes of determining the timing of both the Fund’s dividends-paid deduction and shareholder inclusion of the dividend.

If the Fund were unable to satisfy the 90% distribution requirement or, notwithstanding the savings provisions of the Code, otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders would not be deductible by the Fund in computing its taxable income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its stockholders its earnings and profits attributable to its non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, it would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to stockholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”

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The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a contemporaneous cash distribution, the Fund could be required to include in taxable income amounts it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from satisfying the 90% distribution requirement or from making distributions necessary to avoid fund-level federal income taxation on all of its income or to avoid the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money, or dispose of securities it would rather retain, in order to be able to make distributions to its stockholders.

If the Fund does not meet the senior security asset coverage requirements of the 1940 Act, if applicable, the Fund will be required to suspend distributions to its common stockholders until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from satisfying the 90% distribution requirement or from making distributions necessary to avoid fund-level federal income taxation on all of its income or to avoid the imposition of the excise tax.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other effects, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely change the date on which a purchase or sale of stock or securities is deemed to occur, (vi) adversely change the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Foreign Taxes

Since the Fund may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Fund expects to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities, its stockholders will be unable to claim the foreign tax deduction or foreign tax credit with respect to certain foreign taxes paid by the Fund.

Taxation of Stockholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. Any such gain retained by the Fund will be subject to corporate level tax. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the excess of the amount included in income over the amount of the tax the stockholder is deemed to have paid with respect to those shares.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if reported by the Fund in a written statement furnished to its stockholders, may, however, qualify (provided holding period and other requirements are met by the Fund and its stockholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) as qualified dividend income eligible for the reduced maximum federal tax rate available to individuals , but only to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations, which include foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States and a foreign corporation if the shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the

25

taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If the Fund engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

Distributions of net capital gain (if any) reported as capital gain distributions in written statements furnished to a stockholder are taxable at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held its Fund shares. Capital gain distributions are not eligible for the dividends received deduction. Net long-term capital gain of individuals is subject to special reduced rates. Distributions in excess of a distributing Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset).

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” then any loss on the sale or exchange of the Fund shares in respect of which the extraordinary dividend was paid, will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 10% or 5% of the taxpayer’s tax basis (or trading value) in a share of common stock or preferred stock, respectively, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of common or preferred stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS requires a RIC that has two or more classes of stock to allocate to each such class proportionate amounts of each type of the RIC’s income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the taxable year. Accordingly, if the Fund has preferred stock outstanding, the Fund intends for each taxable year to allocate each type of its income between its common stock and preferred stock, if any, in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such taxable year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately between the common stock and preferred stock. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred stock, if any, distributions in excess of such earnings and profits (if any) will be made disproportionately to holders of such Fund’s common stock.

Stockholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting whether capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Stockholders with capital loss are urged to consult their tax advisers on such limitations.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to the record date for the distribution will pay full price for the shares and then receive a distribution which will be taxable to them even though it may represent in part a return of invested capital.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund stockholders, such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those stockholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. stockholders even from tax treaty countries; and (4) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund stockholders.

Upon a sale, exchange, redemption or other disposition of Fund shares, a stockholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the stockholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the Fund shares have been held for more than one year. Any loss realized on a sale or exchange of the shares of the Fund will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.

26

Stockholders will be furnished, if appropriate, various written statements after the close of each of the Fund’s taxable years reporting the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

If a stockholder recognizes a loss with respect to Fund shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders are encouraged to consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid or distributions made by the Fund to stockholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. stockholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Properly-reported dividends or distributions are generally exempt from United States federal withholding tax if they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, however, the Fund may report its potentially eligible dividends or distributions as a combination of qualified net interest income, qualified short-term capital gains, and income not qualifying for this withholding exemption. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or substitute Form to the Fund). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Tax on Net Investment Income

A 3.8% tax (in addition to other federal income taxes) is imposed on the net investment income of U.S. stockholders that are individuals, estates or trusts with incomes exceeding certain thresholds. This tax applies to dividends on and gain from the disposition of the Fund’s shares.

Foreign Account Tax Compliance Act

A 30% withholding tax may be imposed on U.S.-source dividends at any time as well as proceeds from sales occurring after December 31, 2018 to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally need to either (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation.

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Other foreign entities will generally need to either provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Stockholders and prospective investors are encouraged to consult their tax advisers regarding the possible implications of this recently enacted legislation on their investment in the Fund’s common stock.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Stockholders are urged to consult their tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

* * *

The foregoing is a general summary of the provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, and any change can apply retroactively. Stockholders and prospective investors are encouraged to consult their tax advisers regarding the purchase, ownership and disposition of shares of common stock of the Fund.

CODE OF ETHICS AND RELATED MATTERS

Royce, RFS, distributor of the various series of TRF and RCF, and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if: (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans; (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control; or (iii) they first obtain permission to trade from a Royce Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code of Ethics contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's internet site at http://www.sec.gov, and copies of them may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Royce’s clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Portfolio Transactions” below.

As of February 16, 2018, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $___ million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $__ million.

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PROXY VOTING POLICIES AND PROCEDURES

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers. Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A portfolio manager of Royce may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500. Additionally, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Fund toll-free at (800) 221-4268 and on the SEC’s Web site at http://www.sec.gov.

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PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements. The financial statements of Royce Value Trust, Inc. (the “Fund” or the “Registrant”) to be included in Parts A and B of the Registrant’s Registration Statement on Form N-2 (the "Registration Statement") are as follows:

Part A: Financial Highlights for each of the ten fiscal years ended December 31, 2017.

Part B: The audited financial statements for the fiscal year ended December 31, 2017 are incorporated by reference to Registrant’s annual stockholder report for the year ended December 31, 2017.

2. Exhibits

Exhibit Item Number	Description
(a)(1)	Articles of Incorporation dated July 1, 1986.(1)
(a)(2)	Articles of Amendment dated May 6, 1988.(1)
(a)(3)	Articles of Amendment dated April 28, 1989.(1)
(a)(4)	Articles of Amendment dated March 2, 1998.(1)
(a)(5)	Articles of Amendment dated March 19, 1998.(1)
(a)(6)	Certificate of Correction dated May 11, 1998.(1)
(a)(7)	Form of Articles Supplementary creating the 7.80% Cumulative Preferred Stock (the “7.80% Preferred”).(2)
(a)(8)	Form of Articles Supplementary creating the 7.30% Tax-Advantaged Cumulative Preferred Stock (the “7.30% Preferred”).(3)
(a)(9)	Form of Articles Supplementary dated February 5, 2003.(1)
(a)(10)	Form of Articles Supplementary creating the 5.90% Cumulative Preferred Stock (the “5.90% Preferred”).(4)
(a)(11)	Articles Supplementary classifying and re-designating previously issued and redeemed classes of Preferred Stock dated December 30, 2003.(5)
(b)	Amended and Restated By-laws.(1)
(c)	Not applicable.
(d)(1)	Provisions of instruments defining the rights of holders of securities.(6)
(d)(2)	Form of specimen share certificate for Common Stock.(1)
(d)(3)	Form of share certificate for 7.80% Preferred.(7)
(d)(4)	Form of share certificate for 7.30% Preferred.(3)
(e)	Distribution Reinvestment And Cash Purchase Plan for Registrant’s common stockholders.*
(f)	Not applicable.
(g)	Amended and Restated Investment Advisory Agreement, dated July 1, 2016, by and between the Fund and Royce & Associates, LP (“Royce”).(8)
(h)	Not applicable.
(i)	Not applicable.
(j)(1)	Custodian Contract with State Street Bank and Trust Company (“State Street”) dated October 20, 1986. (1)
(j)(2)	Amendment to Custodian Contract dated December 11, 1987.(1)
(j)(3)	Amendment to Custodian Contract dated May 13, 1988.(1)
(j)(4)	Amendment to Custodian Contract dated April 2, 1992.(1)
(j)(5)	Amendment to Custodian Contract dated November 3, 1997.(1)
(j)(6)	Amendment to Custodian Contract dated September 14, 2000.(1)
(j)(7)	Form of Amendment to Custodian Contract dated April 16, 2003.(1)
(j)(8)	Amendment to Custodian Contract dated June 12, 2009.*
(j)(9)	Amendment to Custodian Contract dated January 1, 2013.*
(j)(10)	Amendment to Custodian Contract dated December 13, 2016.*
(k)(1)	Registrar, Transfer Agency and Service Agreement with State Street (Common Stock) dated October 20, 1986.(1)
(k)(2)	Registrar, Transfer Agency and Service Agreement with State Street (7.80% Preferred Stock) dated August 21, 1996.(1)
(k)(3)	First Amendment to Registrar, Transfer Agency and Paying Agency Agreement (7.80% Preferred and 7.30% Preferred) dated May 18, 1998.(9)
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(k)(4)	Form of Second Amendment to Registrar, Transfer Agency and Paying Agency Agreement (5.90% Preferred).(4)
(k)(5)	Form of Subscription Certificate.*
(k)(6)	Form of Subscription Agent Agreement.*
(k)(7)	Form of Information Agent Agreement.*
(l)	Form of legal opinion and consent of Venable LLP.*
(m)	Not applicable.
(n)(1)	Consent of___________________, current independent auditors for the Fund.**
(n)(2)	Consent of ___________________, former independent auditors for the Fund.**
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Code of Ethics for Registrant and Royce.(10)

Footnotes to List of Exhibits
(1)	Incorporated by reference to the Fund’s Registration Statement on Form N-2, filed with the Securities and Exchange Commission (the “SEC”) on January 3, 2003 (File No. 333-102349).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2, filed with the SEC on August 9, 1996 (File No. 333-8039).
(3)	Incorporated by reference to the Fund’s Registration Statement on Form N-2, filed with the SEC on April 29, 1998 (File No. 333-51295).
(4)	Incorporated by reference to the Fund’s Registration Statement on Form N-2, filed with the SEC on October 2, 2003 (File No. 333-107578)
(5)	Incorporated by reference to the Fund’s Form NSAR-A, filed with the SEC on August 26, 2004.
(6)	Contained in Registrant’s Articles of Incorporation, as amended and supplemented, and Registrant’s Amended and Restated By-laws
(7)	Incorporated by reference to the Fund’s Registration Statement on Form N-2, filed with the SEC on July 12, 1996 (File No. 333-8039).
(8)	Incorporated by reference to the Fund’s Form NSAR-B, filed with the SEC on February 28, 2017.
(9)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2, filed with the SEC on May 14, 1998 (File No. 333-51295).
(10)	Incorporated by reference to Post-Effective Amendment No. 135 to The Royce Fund’s Registration Statement on Form N-1A, filed with the SEC on December 29, 2017 (File No. 333-51295).
* **	Filed herewith. To be filed by Amendment.

Item 26. Marketing Arrangements

Please see Exhibits (k)(5) and (k)(6) to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated fees and expenses to be incurred in connection with the offering of securities described in this Registration Statement:

[Note: To be provided by Amendment.]

Category	Estimated Expenses
SEC Registration Fees	$
NYSE Listing Fees	$
Legal Fees and Expenses	$
Audit Fees and Expenses	$
Information Agent Fees and Expenses	$
Subscription Agent Fees and Expenses	$
Miscellaneous	$

Item 28. Persons Controlled By or Under Common Control with Registrant.

None.

Item 29. Number of Record Holders of Common Stock.

As of March __, 2018, there were _____ record holders of the Registrant’s common stock.

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Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VI and VII of the Fund’s Articles of Incorporation, as amended and supplemented, Article V of the Fund’s Amended and Restated By-laws, and the Investment Advisory Agreement, each of which provide for indemnification.

The Investment Advisory Agreement between the Fund and Royce obligates the Fund to indemnify Royce and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees) incurred by Royce in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Fund. Royce is not entitled to indemnification in respect of any liability to the Fund or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Fund, its officers and directors, Royce and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $20,000,000, with a deductible amount of $500,000.

Item 31. Business and Other Connections of Investment Adviser

Reference is made to the filings on Schedule D to the Form ADV, as amended, of Royce & Associates, LP for Registration as an investment adviser under the Investment Advisers Act of 1940.

Item 32. Location of Accounts and Records

Records are located at:

1. Royce Value Trust, Inc., 23rd Floor, 745 Fifth Avenue, New York, New York 10151.

(Corporate records and records relating to the function of Royce as investment adviser to the Fund)

2. State Street Bank and Trust Company, 1776 Heritage Drive, John Adams Building, 2 North, North Quincy, Massachusetts 02171.

(Records relating to its functions as Custodian for the Fund)

3. Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170 (Attention: Royce Value Trust, Inc.)

(Records relating to its functions as Registrar and Transfer Agent and Dividend Paying Agent for the Fund)

Item 33. Management Services

Not applicable.

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Item 34. Undertakings

1. The Fund undertakes to suspend the offering of the securities covered by its Registration Statement shares until it amends its Prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value of its shares declines more than 10% from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. Not applicable.

6. The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of January, 2018.

ROYCE VALUE TRUST, INC.

(Registrant)

By: /s/ Christopher D. Clark
      Christopher D. Clark, President

Each person whose signature appears below hereby authorizes Christopher D. Clark or John E. Denneen, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Charles M. Royce Charles M. Royce	Director	January 25, 2018
/s/ Christopher D. Clark Christopher D. Clark	President and Director	January 25, 2018
/s/ Peter K. Hoglund Peter K. Hoglund	Treasurer	January 25, 2018
/s/ Patricia W. Chadwick Patricia W. Chadwick	Director	January 25, 2018
/s/ Christopher C. Grisanti Christopher C. Grisanti	Director	January 25, 2018
/s/ Stephen L. Isaacs Stephen L. Isaacs	Director	January 25, 2018
/s/ Arthur S. Mehlman Arthur S. Mehlman	Director	January 25, 2018
/s/ David L. Meister David L. Meister	Director	January 25, 2018
/s/ G. Peter O'Brien G. Peter O'Brien	Director	January 25, 2018
/s/ Michael K. Shields Michael K. Shields	Director	January 25, 2018

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EXHIBIT INDEX
Item Number	Description
(e)	Distribution Reinvestment And Cash Purchase Plan for Registrant’s common stockholders.
(j)(8)	Amendment to Custodian Contract dated June 12, 2009.
(j)(9)	Amendment to Custodian Contract dated January 1, 2013.
(j)(10)	Amendment to Custodian Contract dated December 13, 2016.
(k)(5)	Form of Subscription Certificate.
(k)(6)	Form of Subscription Agent Agreement.
(k)(7)	Form of Information Agent Agreement.
(l)	Form of legal opinion and consent of Venable LLP.

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